                                                                   EXHIBIT 10.21

                                                              EDINA & BURNSVILLE

                         AMENDED AND RESTATED MORTGAGE

                          (WITH SECURITY AGREEMENT AND
                        ASSIGNMENT OF RENTS AND LEASES)

                                R E C I T A L S:

         WHEREAS, TRAMMELL CROW REAL ESTATE INVESTORS, a Texas real estate investment trust (hereinafter referred to as "Grantor"), entered into that certain mortgage (the "Mortgage") dated as of January 14, 1986, to be effective January 16, 1986, evidencing a mortgage interest in certain real property in Hennepin County, Minnesota, to J. HENRY SCHRODER BANK & TRUST COMPANY, TRUSTEE, a New York banking corporation (hereinafter referred to as "Mortgagee"), said Mortgage being recorded in the Office of the County Recorder of Hennepin County, Minnesota on January 17, 1986, under Document No. 5072479 and in the Office of the Registrar of Titles on January 17, 1986, under Document No. 1698734; and

         WHEREAS, a mortgage registration tax in the amount of $5,391.00 was paid to Hennepin County upon recordation of the Mortgage, as evidenced by Treasurer's Receipt No. 1786; and

         WHEREAS, Grantor and Mortgagee desire to amend and restate the Mortgage to further encumber certain real property in Dakota County, Minnesota;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the parties hereto, Grantor and Mortgagee do hereby agree to amend and restate the Mortgage in its entirety as follows:

         By this instrument (this "Mortgage"), dated as of January 18, 1986, to be effective as of January 23, 1986, the undersigned, TRAMMELL CROW REAL ESTATE INVESTORS, a Texas real estate investment trust (hereinafter referred to as "Grantor"), whose address is 2001 Ross Avenue, 3500 LTV Center, Dallas, Texas 75201, to secure the obligations hereinafter described, does hereby GRANT, BARGAIN, SELL, ASSIGN, CONVEY, MORTGAGE and GRANT A SECURITY INTEREST unto J. HENRY SCHRODER BANK & TRUST

         COMPANY, TRUSTEE, a New York banking corporation (hereinafter referred to as the "Mortgagee"), whose address is One State Street, New York, New York 10015, the trustee under that certain indenture (the "Indenture"), dated as of November 15, 1985, by and between Grantor and Mortgagee, securing payment of certain notes of even date herewith, maturing November 27, 1997, having an initial outstanding principal balance of $41,005,361, payable to the order of the holders identified in the Indenture, a copy of which Indenture is attached hereto as Exhibit A and incorporated herein by this reference for all purposes, the following described property, to wit:

         All of the real property (the "Mortgaged Property") located in Hennepin and Dakota Counties, Minnesota, and in or on the land described on the attached Exhibit B which is incorporated herein by reference (the "Land"), subject to the exceptions described on the attached Exhibit C which is incorporated herein by reference (the "Permitted Exceptions"), and

         All of the real property described on Exhibit D which is incorporated by reference and which real property is given as security for the Indebtedness as hereinafter defined and which real property is located in states other than Minnesota,

         TOGETHER WITH all of Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired: (a) all improvements and fixtures now or hereafter attached to or placed, erected, constructed or developed on the Land (the "Improvements"); (b) all equipment, machinery, furnishings, inventory, chattels and all other articles of personal property (the "Personal Property") now or hereafter attached to, relating to or used in or about the Improvements or the Land; (c) all water and water rights, timber, crops and mineral interests pertaining to the Land; (d) all building materials and equipment now or hereafter delivered and installed or intended to be installed in or on the Land or the Improvements; (e) all plans, specifications and drawings for the Improvements; (f) all deposits (including tenants' security deposits and escrow deposits under contracts of sale), documents, contract rights, commitments, construction contracts, architectural agreements and general intangibles (including, without limitation, trademarks, trade names and symbols but expressly excluding the right to use the name "Trammell Crow" or any name associated therewith or derived therefrom); (g) all permits, licenses, franchises, certificates and other rights and privileges relating to or obtained in connection with the Land, the Improvements or the Personal

Property; (h) all proceeds arising from or by virtue of the sale, lease or other disposition, encumbrance or refinancing, of the Land, the Improvements and the Personal Property; (i) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements or the Personal Property; (j) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof including change of grade of streets, curb cuts or other rights of access; (k) all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, located on or adjacent to or used in connection with the Land; (l) all of the leases, subleases, licenses or other agreements relating to the Land, the Improvements or the Personal Property, and all rents, deposits, royalties, bonuses, issues, profits, revenues, income or other benefits of the Land, the Improvements or the Personal Property, including, without limitation, cash, securities, letters of credit, guarantees or other instruments deposited pursuant to leases to secure performance by the lessees of their obligations thereunder and cash deposited in impound accounts for the payment of taxes and insurance under any deed of trust securing payment of the Indebtedness; (m) all heating, lighting, refrigeration, plumbing, ventilating, incinerating, water heating, transportation, communications, electrical and air-conditioning systems and equipment, sprinkler and fire-extinguishing systems, security systems, maintenance equipment and other fixtures or systems used in connection with the Land, the Improvements and the Personal Property; (n) all rights, hereditaments, strips, gores and appurtenances pertaining to the foregoing; and (o) all replacements, betterments, substitutions, renewals and additions to any of the Mortgaged Property; and all proceeds of any of the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto the Mortgagee and its successors and assigns forever, and Grantor hereby binds itself and its administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Mortgagee, its successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

                                   ARTICLE I

                                  INDEBTEDNESS

         This Mortgage is given to secure the payment of all sums and performance of all obligations and covenants contained in this Mortgage and of
the Indenture.   Unless otherwise defined herein, certain capitalized terms
shall have the meaning ascribed to said terms by the Indenture.   The
above-described obligations are hereinafter collectively called the "Indebtedness".

                                   ARTICLE II

                         ASSIGNMENT OF RENTS AND LEASES

         2.1  Assignment of Rents, Profits, etc.   Grantor hereby absolutely
and unconditionally assigns to Mortgagee all of its right, title and interest in and to the rents, royalties, bonuses, issues, profits, revenue, income and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease, sublease, licenses or other agreement pertaining thereto, and any and all damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability, together with any and all rights that Grantor may have against any tenant under such leases or any subtenants or occupants or users of any part of the Mortgaged Property (collectively, the "Rents"), whether owing pursuant to the terms of a presently existing lease or a lease entered into at any time during the term of this Mortgage, and whether becoming due before or after foreclosure or during
any period of redemption.   Prior to an Event of Default (as hereinafter
defined), Grantor shall have a license to collect and receive all Rents and to apply same in accordance with the terms and provisions of the Indenture.

         2.2  Assignment of Leases.   Grantor hereby absolutely and
unconditionally assigns to Mortgagee all of its right, title and interest in and to existing and future leases, including subleases thereunder, and any and all extensions, renewals, modifications, and replacements thereof, covering any part of the Mortgaged Property, whether any such lease is presently existing or entered into at any time during the term of this Mortgage and whether before or after foreclosure or during any period of redemption
(collectively,  the "Leases").   Grantor hereby further assigns to Mortgagee
all guaranties of tenants' performances under the Leases.

         2.3  Mortgagee in Possession.   Mortgagee's acceptance of this
assignment shall not be deemed to constitute Mortgagee a "mortgagee in possession" nor obligate Mortgagee to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Mortgagee, prior to entry upon and taking possession of the Mortgaged Property by
Mortgagee.   Mortgagee shall not be liable for any injury or damage to person or property in or about the Mortgaged Property.

         2.4   Indemnification.   Grantor hereby agrees to indemnify Mortgagee
and hold Mortgagee harmless from all liability, damage or expense incurred by Mortgagee from any claims under the Leases as well as all amounts indemnified
against under the Indenture.   All amounts indemnified against hereunder,
including reasonable attorneys' fees, if paid by Mortgagee shall be payable by Grantor immediately upon demand by Mortgagee and shall be secured hereby.

         2.5 Right to Rely. After the occurrence of an Event of Default (hereinafter defined), Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Grantor, and the tenants may rely upon any written statement
delivered by Mortgagee to the tenants.   Any such payment to Mortgagee shall
satisfy the obligations of such tenant to make payment to Grantor under the Leases to the extent of the payment made to Mortgagee.

                                  ARTICLE III

                               SECURITY AGREEMENT

         3.1  Security Interest.   This Mortgage shall be a security agreement
between Grantor, as the debtor, and Mortgagee, as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Uniform Commercial Code, as enacted and amended from time to time in the state in which the Land is situated (hereinafter called the "Code"), and Grantor grants to Mortgagee a security interest in such portion of the
Mortgaged Property.   In addition to Mortgagee's other rights hereunder,
Mortgagee shall have all rights of a secured party under the Code.   Grantor
shall execute and deliver to Mortgagee all financing statements that may be necessary or advisable to establish and maintain the validity, perfection and priority of Mortgagee's security interest, and Grantor shall bear all costs thereof, including all Code searches reasonably required
by Mortgagee.   If Mortgagee should desire to dispose of any of the Mortgaged
Property pursuant to the Code, and if the Code requires prior notice to Grantor of such disposition, ten (10) days written notice by Mortgagee to Grantor shall be deemed to be reasonable notice; provided, however, Mortgagee may dispose of such property in accordance with the foreclosure procedures hereof in lieu of proceeding under the Code.

         3.2  Notice of Changes.   Grantor shall give advance notice in writing
to Mortgagee of any proposed change in Grantor's name, identity, or structure and shall execute and deliver to Mortgagee, prior to or concurrently with the occurrence of any such change, all additional financing statements that Mortgagee may require to establish and maintain the validity and priority of Mortgagee's security interest with respect to any of the Mortgaged Property.

         3.3  Financing Statement.   Some of the items of the Mortgaged
Property described herein are goods that are or are to become fixtures related to the Land, and it is intended that, as to those goods, this instrument shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Property is situated. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at the address of Mortgagee stated above. The mailing address of Grantor as debtor is as stated above. Grantor is the record owner of the Land.

                                   ARTICLE IV

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                           AND AGREEMENTS OF GRANTOR

         Grantor does hereby warrant and represent to and covenant and agree with Mortgagee as follows:

         4.1  Title to Mortgaged Property and Lien of this Mortgage.   Grantor
has good and marketable title to the Land and the Improvements, and good and marketable title to the remainder of the Mortgaged Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, except for the Permitted Exceptions.

         4.2  Limitation of Liability.   Any obligation or liability whatsoever
of the Grantor which may arise at any time under this Mortgage, or any obligation or liability incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Mortgage, shall be satisfied,
if at all, out of the Grantor's property only.   No such obligation or
liability shall be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of Grantor's Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligations or liability are in the nature of contract, tort or otherwise.

         4.3  Repair.   Grantor will cause the Mortgaged Property to be
maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, which in the judgment of the Grantor may be necessary or prudent so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however that nothing in this Section 4.3 shall prevent the Grantor from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Grantor, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         4.4  Insurance.

              (a) Grantor will at all times keep all the Mortgaged Property of an insurable nature and of the character usually insured by companies operating similar properties, insured in amounts customarily carried, and against loss or damage from such causes as are customarily insured against, by similar companies.

              (b) All such insurance shall be effected with insurance carriers having a claims paying rating of "AA" or better by Standard & Poor's
Corporation.   All policies or other contracts for such insurance on the
Mortgaged Property shall provide that the proceeds of such insurance (except in the case of any particular casualty resulting in damage or destruction not exceeding $780,750.00 in the aggregate) shall be payable, subject to the requirements of any Prior Lien, to the Mortgagee as its interest may appear (by means of a standard mortgagee clause or other similar clause acceptable to the
Mortgagee, without contribution).   Each policy or other contract for such
insurance, or such mortgagee clause, shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall not be cancelled unless and until the insurer has provided Mortgagee written notice
thirty calendar days prior to cancellation.   As soon as practicable after the
execution of this Mortgage, and within 120 calendar days after the close of each fiscal year thereafter, and at any time upon the request of the Mortgagee, Grantor will deliver to the Mortgagee an officer certificate containing a detailed list of the insurance in force upon the Mortgaged Property on a date therein specified (which date shall be within 30 calendar days of the filing of such certificate), including the names of the insurers with which the policies and other contracts of insurance of the Mortgaged Property are carried, the numbers, amounts and expiration dates of such policies and other contracts and the property and hazards covered thereby, and stating that the insurance so listed complies with this Section 4.4, together with copies of all insurance policies or certificates thereof.

                  (c) All proceeds of any insurance of any part of the Mortgaged Property not payable to the Mortgagee or the trustee, mortgagee or other holder or beneficiary of a Prior Lien shall be applied in accordance with
the Indenture.   In the event that the proceeds of insurance are made available for restoration, Grantor shall restore the Improvements to substantially the same condition and quality of the Improvements prior to the casualty.

             4.5  Taxes.   Grantor will pay all taxes, assessments and
governmental charges or levies imposed upon it or the Mortgaged Property when due and payable and before any penalty attaches, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon the Mortgaged Property; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings, so long as such contest shall not create a risk of forfeiture of all or any
portion of the Mortgaged Property.   Nothing contained herein shall constitute
the consent of Mortgagee to subject the Mortgaged Property to any of the aforesaid liens.

             4.6  Casualty and Condemnation.   All proceeds,  judgments,
decrees and awards for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof, are hereby assigned in their entirety to Mortgagee, who shall apply the same in accordance with the
Indenture.   Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation of the Mortgaged
Property, Grantor shall notify Mortgagee of such fact.   Grantor shall then,
if requested by Mortgagee, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Mortgagee for disposition pursuant to the terms
of sub-section 4.4(c) hereinabove.   Mortgagee shall be entitled to participate
in same and
to be represented therein by counsel of its own choice, and Grantor shall deliver, or cause to be delivered, to Mortgagee such instruments as may be requested by it from time to time to permit such participation.

     4.7 Compliance with Laws. Grantor shall cause the Mortgaged Property and the use thereof to comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor or the Mortgaged Property and its use, and Grantor shall pay all fees or charges of any kind in connection therewith.

     4.8  Operation.   For so long as there is no Event of Default hereunder,
Grantor may use and operate, alter and improve, manage, lease and maintain the Land, Improvements and Personal Property in accordance with customary and prudent management practices and in accordance with the provisions hereof and of the Indenture.

     4.9  Successors and Assigns; Use of Terms.   The covenants herein
contained shall bind, and the benefits and advantages hereof shall inure to, the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including the successor to Mortgagee as trustee under the Indenture. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any
gender shall be applicable to all genders.   The duties, covenants, conditions,
obligations and warranties of Grantor in this instrument shall be joint and several obligations of Grantor and of each Grantor, if more than one, and of
each Grantor's heirs, personal representatives, successors and assigns.   Each
party who executes this instrument and each subsequent owner of the Mortgaged Property, or any part thereof (other than Mortgagee), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this instrument as if such party were the named Grantor.

     4.10   Severability.   If any provision of this instrument is held to be
illegal, invalid, or unenforceable under present or future laws effective while this instrument is in effect, the legality, validity and enforceability of the remaining provisions of this instrument shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this instrument a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     4.11  Unsecured Indebtedness.   If any of the indebtedness shall be
unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the secured portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

    4.12  Modification or Termination.   This Mortgagee may only be modified in
accordance with the terms of the Indenture.

    4.13 No Partnership.   Nothing contained in this Mortgagee is intended
to create any partnership, joint venture or association between Grantor and Mortgagee, or in any way make Mortgagee a co-principal with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

    4.14  Headings.   The Article, Paragraph and Subparagraph headings hereof
are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Articles, Paragraphs or Subparagraphs.

    4.15  Governing Law.   This Mortgagee and the enforcement of the provisions
hereof shall be governed by the laws of the State of Minnesota except with respect to the obligations of the Grantor and the rights of the Mortgagee under Paragraph 2.4, which shall be governed by the laws of the State of New York, and the laws of the United States applicable to transactions in such state.

    4.16 Prior Liens.   It is expressly understood and agreed that the
lien of this Mortgage with respect to that portion of the Mortgaged Property located in Dakota County, Minnesota, is subject, subordinate and inferior to the lien of that certain Mortgage, Security Agreement and Financing Statement duly filed of public record as Document No. 700631 (the "Prior Lien"), securing the payment of that certain promissory note dated September 12, 1985, in the original principal amount of $2,800,000.00, executed by Gopher VI Limited Partnership and payable to the order of Aetna Life Insurance Company. Notwithstanding anything contained herein to the contrary, in the event that any of the obligations of Grantor herein with respect to that portion of the Mortgaged Property located in Dakota County, Minnesota, (except for the obligations set forth in paragraph 2.4 hereof) conflict with any of the obligations of Grantor set forth in the Prior Lien, the obligations of the Prior Lien shall control and such conflicting obligations hereof shall be of no force and effect to the extent of such conflict.

                                   ARTICLE V

                               EVENTS OF DEFAULT

    5.1  Default of Indenture.   It shall be an "Event of Default" hereunder if
Grantor commits an Event of Default,  as that term is defined by the Indenture.

                                  ARTICLE VI

                                   REMEDIES

    If an Event of Default shall occur, Mortgagee may exercise any one or more of the remedies provided in the Indenture or the following remedies, without notice (provided, however, before Mortgagee may exercise any one or more of the foregoing remedies with respect to that portion of the Mortgaged Property located in Dakota County, Minnesota, Mortgagee shall provide the then holder of the Prior Lien written notice of said Event of Default at CityPlace (YFFI), Hartford, Connecticut 06156, or at any subsequent address provided by the then holder of the Prior Lien):

    6.1  Enforcement of Assignment of Leases and Rents.   Upon the occurrence
of an Event of Default, as herein defined, and whether before or after the institution of legal proceedings to foreclosure the lien hereof or before or after sale thereunder or during any period of redemption, and without regard to waste, adequacy of the security or solvency of Grantor, Mortgagee may revoke the privilege granted Grantor hereunder to collect the Rents, and may, at its option, without notice, either:

         (a) In person or by agent, with or without taking possession of or entering the Mortgaged Property, with or without bringing any action or proceeding, (i) give, or require Grantor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay the Rents to Mortgagee, (ii) collect all of the Rents, (iii) enforce the payment thereof and exercise all of the rights of Grantor under the leases and all of the rights of Mortgagee hereunder, (iv) enter upon, take possession of, manage and operate the Mortgaged Property, or any part thereof, (v) enter into, cancel, enforce or modify the leases, and fix or modify the Rents, (vi) do any acts which Mortgagee deems proper to protect the security hereof, (vii) require Grantor to transfer all security deposits and records thereof to Mortgagee, or (vii) any or all of the foregoing; or

         (b) Apply for the appointment of a receiver in accordance with the statutes and law made and provided for, to which receivership Grantor hereby consents, who shall collect said rents, profits and other income, manage the Mortgaged Property so to prevent waste, execute leases within or beyond the period of the receivership, and perform the terms of this Mortgage and apply the said rents, profits and other income as hereinafter provided from the date of his appointment through the entire redemption period from any foreclosure sale.

Any such Rents shall be applied in the following order: (i) to payment of all reasonable fees of any receiver appointed hereunder, (ii) to application of tenant's security deposits as required by Minn. Stat. Section 504.20, (iii) to payment when due of prior or current real estate taxes or special assessments with respect to the Mortgaged Property or, if this Mortgage so requires, to the periodic escrow for payment of the taxes or special assessments, (iv) to payment when due of premiums for insurance of the type required by this Mortgage or, if this Mortgage so requires, to the periodic escrow for the payment of premiums, and (v) to
payment of all expenses for normal maintenance of the Mortgaged Property.   Any
Rents remaining after application of the above items shall be applied in reduction of the Indebtedness in such order and manner as Mortgagee may elect. If (A) the Mortgaged Property shall be foreclosed and sold pursuant to a foreclosure sale, and (B) any Rents attributable to the period of redemption remain after application of the above items (i) through (v) (the "Balance"), then:

                (aa) If Mortgagee is the purchaser at the foreclosure sale, the Balance shall be paid to Mortgagee to be applied to the extent of any deficiency remaining after the sale, and if there is any excess amount remaining of said Balance after payment in full of said deficiency, said excess amount shall be paid to Mortgagee; provided that, if the Mortgaged Property is redeemed by Grantor or any other party entitled to redeem, said excess amount shall be applied as a credit against the redemption price, with any remaining further balances to be paid to Grantor; and

                (bb) If Mortgagee is not the purchaser at the foreclosure sale, the Balance shall be paid to Mortgagee to be applied to the extent of any deficiency remaining after the sale, and if there is any excess amount remaining of said Balance after payment in full of said deficiency, said excess amount shall be paid to Grantor; provided that (i) if the Mortgaged Property is redeemed by Grantor or any other party entitled to redeem, said excess amount shall be applied as a credit against the redemption price, with any remaining further balances to be paid to Grantor, and (ii) if the Mortgaged Property is not redeemed by Grantor or any other party entitled to redeem, said excess amount shall be paid to the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price pursuant to Minn. Stat. Section 580.23 or Section 581.10, with any remaining further balances to be paid to Grantor.

              The purchaser at any foreclosure sale, including Mortgagee, shall have the right, at any time and without limitation as provided in
         Minn. Stat. Section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if the cash were available from the Mortgaged Property and the sum so advanced, with interest at the rate equal to the sum of the prime rate of interest announced by The Chase Manhattan Bank, National Association, plus one percent (1%), shall be a part of the sum required to be paid to redeem from any foreclosure
         sale.   The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Mortgaged Property is in danger of being lost, materially injured or damaged or whether the Mortgaged Property is adequate to discharge the Indebtedness.

    6.2  Remedies; Acceleration and Foreclosure.   In addition to, and not in
lieu of the remedies set forth in Section 6.1 above, if an Event of Default shall occur, Mortgagee may immediately and without notice to Grantor declare the entire unpaid principal balance of the Indebtedness to be immediately due and payable and thereupon all such Indebtedness secured hereby shall be and become immediately due and payable.

    If an Event of Default shall occur, then in every such case Mortgagee may (a) proceed to protect and enforce its rights by a suit or suits in equity or at law, either for the specific performance of any term, covenant, agreement or condition contained herein or in the Indebtedness or in aid of the execution of any power herein or therein granted for collection of the Indebtedness or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy, and/or (b) foreclose this Mortgage; and Grantor hereby authorizes and fully empowers Mortgagee to foreclose this Mortgage by judicial proceedings or by advertisement with full authority to sell the Mortgaged Property at public auction and convey the same to the purchaser in fee simple all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the Indebtedness together with all such sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon at the rate provided by applicable law, and all costs and expenses of such foreclosure, including lawful attorneys' fees, with the
balance,  if any,  to be paid to the persons entitled thereto by law.   In case
of any sale of the Mortgaged Property, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, Mortgagee may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver and use the amount of the Indebtedness in order that there may be credited as paid on the purchase price the sum then due under the Indebtedness.

    6.3  Receiver.   If an Event of Default shall occur, Mortgagee shall
be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the Grantor, or waste of the Mortgaged Property or adequacy of the security of the Mortgaged Property, to apply for the appointment of a receiver in accordance with the statutes and law made and provided for, who shall have all the rights, powers and remedies as provided by such statute or law, including, without limitation, the rights of a receiver pursuant to Minn. Star. Section 576.01, as the same may be amended and who shall from the date of his appointment through any applicable period of redemption collect the rents, profits and all other income of any kind; manage the Mortgaged Property so to prevent waste; execute leases within or beyond the period of the receivership; perform the terms of this Mortgage and apply the rents, profits and other income to the payment of the expenses enumerated in Minn. Stat. Section 576.01, subd. 2 in the priority mentioned therein and to all expenses for the normal maintenance of the Mortgaged Property and to the costs and expenses of the receivership and to the payment of the Indebtedness in such order and manner as Mortgagee may elect and as further provided in
Section 6.1 hereof.

    6.3.1  Indemnification of Mortgagee.   Except for gross negligence or
willful misconduct, Mortgagee shall not be liable for any act or omission or error of judgment in connection with exercising the remedies provided herein. Mortgagee may rely on any document believed by him in good faith to be genuine. Grantor shall indemnify Mortgagee and hold Mortgagee harmless against all liability, cost, damage or expense that Mortgagee may incur in the performance of his duties hereunder.

    6.3.2  Compensation to Mortgagee.   Grantor hereby agrees to pay to
Mortgagee reasonable compensation for all services rendered by it hereunder and to reimburse Mortgagee upon request for all reasonable expenses, disbursements and advances incurred or made by Mortgagee in accordance with any provision hereof.

    6.4  Right to Discontinue Proceeding.   In the event Mortgagee shall have
proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Grantor and Mortgagee shall be
restored to their former positions with respect to the Indebtedness.   This
Mortgage, the Mortgaged Property and all rights, remedies and recourse of Mortgagee shall continue as if the same had not been invoked.

    6.5 Acknowledgment of Waiver of Hearing Before Sale. Grantor understands and agrees that if an Event of Default occurs under the terms of this Mortgage, Mortgagee has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minnesota Statutes, Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if Mortgagee elects to foreclose by advertisement, it may cause the Mortgaged Property, or any part thereof, to be sold at public auction; that notice of such sale must be published for six (6) successive weeks at least once a week in a newspaper of general circulation and that no personal notice
is required to be served upon Grantor.   Grantor further understands that in
the event of such default Mortgagee may also elect its rights under the Code and take possession of any Personal Property, or any part thereof, and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (20) days' prior notice of such disposition must be given, all as provided for by the Code, as hereafter amended or by any similar or replacement statute hereafter enacted. Grantor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Mortgaged Property may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to Grantor and neither said procedure for foreclosure by advertisement nor the Code requires any hearing or other
judicial proceeding.   GRANTOR HEREBY RELINQUISHES, WAIVES AND GIVES UP ANY
CONSTITUTIONAL RIGHTS IT MAY HAVE TO NOTICE AND HEARING BEFORE SALE OF THE MORTGAGED PROPERTY AND EXPRESSLY CONSENTS AND AGREES THAT THE MORTGAGED PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE COLLATERAL MAY BE DISPOSED OF PURSUANT TO THE CODE, ALL AS DESCRIBED ABOVE. GRANTOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND GRANTOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT GRANTOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

All references herein to any Minnesota Statute shall include that statute as hereinafter amended, or to any similar or replacement statute hereinafter enacted.





                                     -14a-

    6.6   Notice.   Any notice which any party hereto may desire or may be
required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth in page one of this Mortgage, or to such other places any party hereto may hereafter by notice in writing designate, shall constitute service of notice hereunder.

    6.7 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in this Mortgagee or the Indenture or available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof) and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive, nor shall exercise of any one or more constitute a waiver of a right to any other right, remedy or recourse therafter.

    This Mortgage is being delivered and recorded prior to its effective date and such delivery shall continue through the effective date and thereafter to the extent necessary to Complete such delivery and the conveyance intended by this Mortgage.

    EXECUTED as of the date first set forth above.

                                            GRANTOR:

Drafted by:
Jones, Day, Reavis & Pogue                  TRAMMELL CROW REAL ESTATE
2300 LTV Center                             INVESTORS, a Texas real
2001 Ross Avenue                            estate investment trust
Dallas, Texas  75201

                                            By: /s/ DAVID CLOSSEY
                                                Name:  David F. Clossey
                                                         Trust Manager

                                            MORTGAGEE:

                                            J.  HENRY SCHRODER BANK &
                                            TRUST COMPANY,  TRUSTEE,
                                            a New York banking corporation


                                            By: /s/ MARK MCLAUGHLIN
                                                Name: Mark F. McLaughlin
                                                Title: Assistant Vice President





                                     -15a-

STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

      BEFORE ME, the undersigned authority, personally appeared David F. Clossey, Trust Manager of Trammell Crow Real Estate Investors, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed same as the act of such trust, for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 18th day of January, 1986.


My Commission Expires:                                 /s/ LYNN SUTTAN
                                                    NOTARY PUBLIC IN AND FOR
                                                       THE STATE OF TEXAS
LYNN SUTTON
Notary Public for the State of Texas                        {SEAL}
My Commission Expires 7-28-88



6614r

STATE OF NEW YORK     )
                      )
COUNTY OF NEW YORK    )

        On the 20th day of January, 1986, before me personally came Mark McLaughlin, to me known, who being by me duly sworn, did depose and say that he resides in Allenhurst, New Jersey; that he is the Asst. Vice President of
J. Henry Schoroder Bank Trust Company *, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.
*a New York banking corporation


                                            /s/ MIRIAM STEGEL
                                            Notary Public in and for New York
{SEAL}                                      County, New York


                                            My Commission Expires:


                                                      Miriam Stegel
                                              Notary Public State of New York
                                                     No.  31-4803577
                                                  Qualified in New York
                                            Commmission Expires March 30, 1986







                                     -16a-

                                   EXHIBIT B

                                                                        Edina

                              PROPERTY DESCRIPTION

       Lot 2, Block 1, Atwood Station Second Addition, according to the recorded plat thereof, and situated in Hennepin County, Minnesota.

                                                                  BURNSVILLE

                              PROPERTY DESCRIPTION

     Lot One (1), Block One (1), Burnsville Corporate Center 1st Addition, according to the recorded plat thereof, Dakota County, Minnesota.

                                                                        EDINA

                                   EXHIBIT C

                              PERMITTED EXCEPTIONS

1. Utility and drainage easement(s) over 10 feet adjoining streets, 50 feet adjoining railroad right of way and 5 feet adjoining all other interior lot lines as shown on the recorded plat.

2. Electric transmission line easement and incidental rights connected therewith in favor of Northern States Power Company, a Minnesota corporation, now over, across and upon the East 50 feet of Lot 2, Block 1 as shown by deed recorded in Book 1048 of Deeds, page 80, Document No. 1256331.

3.  Special Assessments affecting the property.





3244h

                                                                  BURNSVILLE

                              PERMITTED EXCEPTIONS

1. Easement Agreement dated September 11, 1985, recorded September 16, 1985, as Document No. 700630 from Gopher VI Limited Partnership, a Texas limited partnership, to Gopher VIII Limited Partnership, a Texas limited partnership.

2. Mortgage, Security Agreement and Financing Statement dated September 12, 1985, recorded September 16, 1985, as Document No. 700631 from Gopher VI Limited Partnership, a Texas limited partnership to Aetna Life Insurance Company, a Connecticut corporation, in the original principal amount of $2,800,000.00.

    Note:       Assignment of Rents and Leases dated September
                12, 1985, recorded September 16, 1985, as
                Document No. 700633.

3.  Limitation of right of access to Highway 13 from subject property pursuant to Notice of Lis Pendens, dated March 6, 1947, recorded March 12, 1947, in Book 184 of Mortgages, page 79, and Final Certificate, dated November 19, 1952, recorded May 25, 1952, in Book 62 of Miscellaneous
    Records, page 19.   This exception is limited to the limitation stated
    herein and does not include any other terms and conditions contained in the said documents including without limitation the snow fence easement referred to in the document recorded in Book 62 of Miscellaneous Records, page 19.

4.  Rights of tenants under unrecorded leases as to possession only.

5.  Financing Statement of record as follows:

    Secretary of State, State of Minnesota, on September 16, 1985 as File No. 838919.
    Debtor:   Gopher VI Limited Partnership
    Secured Party:   Aetna Life Insurance Company

6.  Levied assessments as follows

                                                             Installments
                                          Balance            on 1986 taxes
                                        ----------           -------------
TR SE 66-1                    _             $22.35                $25.04
TR Sewer                      _            $134.10                $59.00
Street Improvements           _         $22,159.71             $4,313.22
Storm Sewer                   _         $22,118.83             $4,305.26
Water & Sewer Lats.           _         $12,720.12             $2,475.86




2243i
                                      -2-

                                   EXHIBIT D

                                                                     Springbrook

                              PROPERTY DESCRIPTION

Lots 1, 2, 3 and 4, Block 1, Burlington Northern Norpac Industrial District No. 1, Division No. 2, according to the plat thereof recorded in Volume 98 of Plats, Pages 27 and 28, Records of King County, Washington; except the East
9.05 feet thereof of said Lot 4; except that portion thereof condemned in King County Superior Court Cause No. 81-2-08117-7 for South 180th Street.

2845h

                                                                 COMMERCE CENTER

PARCEL 2, IN THE CITY OF COMMERCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 8365 AS FILED. IN BOOK 87 PAGES 66 AND 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                                                      LOS NIETOS

PARCEL 1, IN THE CITY OF SANTA FE SPRINGS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, SHOWN AS PARCEL MAP NO. 5213, FILED IN BOOK 56 PAGE 28 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR PRODUCED FROM BELOW 500 FEET BELOW THE SURFACE OF THAT PORTION LYING SOUTHEASTERLY OF THE NORTHWESTERLY 25.5 FEET OF SAID LAND, AS EXCEPTED AND RESERVED BY MARY F. BARLEY, A WIDOW, IN THE DEED TO BEN WEINGART, ET AL., RECORDED APRIL 06, 1956 IN BOOK 50812 PAGE 170, OFFICIAL RECORDS, AS INSTRUMENT NO. 1990.

ALL INTEREST TO ENTER IN AND UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET OF SAID LAND WERE QUITCLAIMED TO THE RECORD OWNERS OF THE SURFACE SAID LAND BY DEED RECORDED FEBRUARY 16, 1961 AS INSTRMENT NO. 1596 IN BOOK D1125 PAGE 872, OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES AND ALL MINERALS OF EVERY KIND AND NATURE IN OR UNDER OR PRODUCED FROM BELOW 500 FEET FROM THE SURFACE OF THAT PORTION LYING SOUTHEASTERLY OF THE NORTHWESTERLY 25.5 FEET OF SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM BEN WEINGART, TRUSTEE FOR TRUST NO. 2 UNDER THE WILL OF STELLA WEINGART, DECEASED, ET AL., RECORDED FEBRUARY 16, 1961 AS INSTRMENT NO. 1597 IN BOOK D1125 PAGE 874, OFFICIAL RECORDS.

ALSO EXCEPT FROM THE NORTHWESTERLY 25.5 FEET OF SAID LAND AN UNDIVIDED ONE-HALF OF ALL OIL, GAS AND MINERALS AND OF ALL OIL, GAS AND MINERALS RIGHTS UPON AND UNDER SAID LAND WITH NO RIGHT OF ENTRY ON THE SURFACE OF SAID LAND FOR THE PURPOSE OF EXTRACTING OIL, GAS AND MINERALS THEREIN THEREUNDER AS RESERVED BY SECURITY-FIRST NATIONAL BANK OF LOS ANGELES, DEED RECORDED IN BOOK 18259 PAGE 99, OF OFFICIAL RECORDS.

ALSO EXCEPT FROM THE NORTHWESTERLY 25.5 FEET OF SAID LAND, AN UNDIVIDED 1/4TH INTEREST IN AND TO ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES ALL MINERALS OF EVERY KIND AND NATURE IN OR UNDER OR PRODUCED FROM BELOW 500 FEET FROM THE SURFACE OF SAID LAND, AS RESERVED BY JUSTIN J. ACCAR, ET AL., IN THE DEED RECORDED JANUARY 05, 1956 IN BOOK 49964 PAGE 184, OFFICIAL RECORDS.

ALL INTEREST TO ENTER IN AND UPON THE SURFACE OR WITHIN 500 FEET OF THE SURFACE OF SAID LAND WERE QUITCLAIMED TO THE RECORD OWNERS OF THE SURFACE OF SAID LAND BY A DEED RECORDED FEBRUARY 16, 1961 AS INSTRUMENT NO. 15 IN BOOK D1125 PAGE 870, OFFICIAL RECORDS.

ALSO EXCEPT FROM THE NORTHWESTRLY 25.5 FEET OF SAID LAND, AN UNDIVIDED ONE-FOURTH INTEREST IN ALL OIL, GAS, OR OTHER HYDROCARBON SUBSTANCES ALL MINERALS OF EVERY KIND AND NATURE, IN OR UNDER OR PRODUCED FROM BELOW 500 FEET FROM THE SURFACE OF SAID LAND WITHOUT THE RIGHT OF SURFACE AS RESERVED IN THE DEED FROM BEN WEINGART, DECEASED, ET AL., RECORDED FEBRUARY 16, AS INSTRUMENT NO. 1597 IN BOOK D1125 PAGE 874, OFFICIAL RECORDS.

                                                                      LOS NIETOS

ALSO EXCEPT FROM THE NORTHWESTERLY 25.5 FEET OF SAID LAND AN UNDIVIDED ONE-HALF INTEREST IN ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR PRODUCED FROM BELOW 500 FEET BELOW THE SURFACE OF THE ABOVE DESCRIBED PROPERTY, AS EXCEPTED AND RESERVED BY MARY F. BARLEY, A WIDOW, IN THE DEED TO BEN WEINGART, ET AL., RECORDED APRIL 06, 1956 IN BOOK 50812 PAGE 170, OFFICIAL RECORDS.

ALL INTEREST TO ENTER IN AND UPON THE SURFACE OF SAID LAND OR WITHIN 500 FEET OF SAID LAND WERE QUITCLAIMED TO THE RECORD OWNERS OF THE SURFACE OF SAID LAND BY DEED RECORDED FEBRUARY 16, 1961 AS INSTRUMENT NO. 1596 IN BOOK D1125 PAGE 372, OFFICIAL RECORDS.

ALSO EXCEPT FROM THE NORTHWESTERLY 25.5 FEET OF SAID LAND AN UNDIVIDED ONE-HALF INTEREST IN ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND NATURE IN OR UNDER OR PRODUCED FROM BELOW 500 FEET FROM THE SURFACE OF SAID LAND WITHOUT THE RIGHT OF SURFACE ENTRY. RESERVED IN THE DEED FROM BEN WEINGART, AS TRUSTEE FOR TRUST NO. 2 UNDER THE WILL OF STELLA WEINGART, DECEASED, ET AL., RECORDED FEBRUARY 16, 1961 AS INSTRUMENT NO. 1597 IN BOOK D1125 PAGE 874, OFFICIAL RECORDS.

                                                                      HUNTINGTON

                               LEGAL DESCRIPTION

         Parcels 1 and 2 of Parcel Map 15739, in the City of Monrovia, County of Los Angeles, State of California, as per map filed in Book 165, Pages 31 and 32 of Parcel Maps, in the office of the County Recorder of said County.

                                  Tamarac Mall

RESTAURANT SITE

A part of the Southwest One Quarter of Section 33, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, described as follows:

Commencing at the Southwest corner of said Section 33: thence Northerly along the West line of said Section 33, 75.00 feet to the Point of Beginning, said point being on the North right of way line of Hampden Avenue; thence continuing along the aforesaid course 187.50 feet; thence on an angle to the right of 89 degrees 58'43", 239.95 feet; thence on an angle to the right of 90 degrees 01'17", 189.13 feet to a point on said North right of way line; thence on an angle to the right of 98 degrees 30'40" and along said right of way line, 10.97 feet; thence on an angle to the left of 8 degrees 31'57" and along said right of way lane, 229.10 feet to the Point of Beginning;

TOGETHER WITH all right, title, and interest of the owner of said property in, to, or under that certain Reciprocal Easement Agreement among Tamarac Square #1, Annuity Board of the Southern Baptist Convention, and Tamarac Square #2, dated May 23, 1974, and recorded on September 11, 1974, in Book 943 at Page 167 of the real property records of the City and County of Denver, Colorado.

Page 1 of 3 Pages.

SAVINGS AND LOAN SITE

A parcel of land located in the West one-half of the Southwest quarter of
Section 33, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, more particularlY described as follows:

Beginning at a point on the North right-of-way line of Hampden Avenue as deeded and recorded in Book 948 at Page 518 of the records of Arapahoe County, said point being 60.00 feet North of the South line of said Southwest one-quarter and also being the true point of beginning of the right-of-way description of South Tamarac Drive as deeded and recorded in Book 73 at Page 7 of the records of the City and County of Denver; thence Westerly along said North right-of-way line of Hampden Avenue and parallel to the South line of said Southwest one-quarter, 479.50 feet; thence on an angle to the right of 90 degrees 00'00", 212.50 feet; thence on an angle to the right of 90 degrees 00'00", 479.50 feet to a point on the Westerly right-of-way line of said South Tamarac Drive; thence on an angle to the right of 90 degrees 00'00" and along said right-of-way line 212.50 feet to the point of beginning; excepting the Southerly 10 feet thereof;

TOGETHER WITH all right, title, and interest of the owner of said property in, to, or under that certain Reciprocal Easement Agreement among Tamarac Square #1, Annuity Board of the Southern Baptist Convention, and Tamarac Square #2, dated May 23, 1974, and recorded on September 11, 1974, in Book 943 at Page 167 of the real property records of the City and County of Denver, Colorado.


Page 2 of 3 Pages

SPECIALITY CENTER SITE

A parcel of land located in the West one-half of the Southwest quarter of
Section 33, Township 4 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

Commencing on a point on the north Right-of-Way line of Hampden Avenue as deeded and recorded in Book 948 at Page 518 of the Records of Arapahoe County, said point going 60 feet North of the South line of said Southwest quarter and also being the true point of beginning of the Right-of-way description of South Tamarac Drive as deeded and recorded in Book 73 at Page 7 of the Records of the City and County of Denver; thence Northerly along the Westerly Right-of-Way of said South Tamarac Drive 212.50 feet to the point of beginning; thence continuing along the aforesaid course 277.50 feet to a point of curve; thence along a curve to the left having a radius of 1,658.00 feet, a central angle of 28 degrees 12'32", and arc distance of 816.29 feet; thence on an angle to the left of 89 degrees 23'43", 125.60 feet to a point of curve; thence along a curve to the right having a radius of 25.00 feet, a central angle of 83 degrees 40'30", and arc distance of 36.51 feet; thence on an angle to the left of 85 degrees 49'18", 65.88 feet; thence on an angle to the left of 60 degrees 14'58",
232.98 feet; thence on an angle to the right of 90 degrees 00'00", 120.75 feet; thence on an angle to the left of 90 degrees 00'00", 140.54 feet; thence on an angle to the right of 90 degrees 00'00", 106.40 feet; thence on an angle to the right of 45 degrees 00'00", 82.05 feet; thence on an angle to the left of 63 degrees 57'15", 117.46 feet; thence on an angle to the left of 90 degrees 00'00", 874.80 feet to a point on the North Right-of-Way line of Hampden
Avenue; thence on an angle to the left of 71 degrees 02'45", and along said North Right-of-Way line 30.36 feet; thence on an angle to the left of 90 degrees 00'00", 202.50 feet; thence on an angle to the right of 90 degrees 00'00", 479.50 feet to the point of beginning;

TOGETHER WITH all right, title and interest of the owner of said property in, to, or under that certain Reciprocal Easement Agreement among Tamarac Square #1, Annuity Board of the Southern Baptist convention, and Tamarac Square #2, dated May 23, 1974, and recorded on September 11, 1974, in Book 943 at Page 167 of the real property records of the City and County of Denver, Colorado.

EXCEPT the following described parcel:

A parcel of land located in the W1/2 of the SW 1/4 of Section 33; Township 4 South, Range 67 West of the 6th P.M., more particularly described as follows:
COMMENCING on a point of the North right of way line of Hampden Avenue as deeded and recorded in Book 948 at Page 518 of the Records of Arapahoe County, said point being 60 feet North of the South line of said SW1/4 and also being the TRUE POINT OF BEGINNING of the right of way description of South Tamarac Drive as deeded and recorded in Book 73 at Page 7 of the Records of the City and County of Denver;
thence Northerly along the Westerly right of way of said South Tamarac Drive,
490.00 feet to a point of curve;
thence along a curve to the left having a radius of 1,658.00 feet, a central angle of 28 degrees 12'32" an arc distance of 816.29 feet;
thence on an angle to the left of 89 degrees 23'43", 125.60 feet to a point of curve;
thence along a curve to the right having a radius of 25.00 feet, a central angle of 83 degrees 40'30" an arc distance of 36.51 feet;
thence on an angle to the left of 85 degrees 49'18", 65.88 feet;
thence on an angle to the left of 60 degrees 14'58", 232.98 feet;
thence on an angle to the right of 90 degrees 00'00", 120.75 feet;
thence on an angle to the left of 90 degrees 00'00", 140.54 feet;
thence on an angle to the right of 90 degrees 00'00", 106.40 feet;
thence on an angle to the right of 45 degrees 00'00", 48.75 feet to the TRUE POINT OF BEGINNING;
thence continuing along the aforesaid course, 33.30 feet;
thence on an angle to the left of 63 degrees 57'15", 117.46 feet;
thence on an angle to the left of 90 degrees 00'00", 15.58 feet;
thence on an angle to the left of 85 degrees 43'51", 86.20 feet;
thence on an angle to the right of 5 degrees 28'18", 46.80 feet to the TRUE POINT OF BEGINNING.



3371j

                                                                  TAMARAC CENTER

A parcel of land located in the W 1/2 of the SW 1/4 of Section 33, Township 4 South, Range 67 West of the 6th P.M., more particularly described as follows:
COMMENCING on a point on the North right of way line of Hampden Avenue as deeded and recorded in Book 948 at Page 518 of the Records of Arapahoe County, said point being 60 feet North of the South line said SW 1/4 and also being the TRUE POINT OF BEGINNING of the right of way description of South Tamarac Drive as deeded and recorded in Book 73 at Page 7 of the Records of the City and County of Denver;
thence Northerly along the Westerly right of way of said South Tamarac Drive,
490.00 feet to a point of curve;
thence along a curve to the left having a radius of 1,658.00 feet a central angle of 28 degrees 12'32", and arc distance of 816.29 feet;
thence along a curve to the right having a radius of 25.00 feet, a central angle of 83 degrees 40'30", an arc distance of 36.51 feet;
thence on an angle to the left of 85 degrees 49'18", 15.83 feet to the POINT
OF BEGINNING;
thence continuing along the aforesaid course, 50.05 feet;
thence on an angle to the left of 60 degrees 14'58", 232.98 feet;
thence on an angle to the right of 90 degrees 00'00", 120.75 feet;
thence on an angle to the left of 90 degrees 00'00", 140.54 feet;
thence on an angle to the right of 90 degrees 00'00", 106.40 feet;
thence on an angle to the right of 45 degrees 00'00", 5.56 feet;
thence on an angle to the right of 44 degrees 45'45", 360.39 feet;
thence on an angle to the left of 24 degrees 37'00", 105.81 feet to a point on the Southerly right of way of Eastman Avenue and a point of curve;
thence on an angle to the right of 91 degrees 03'11" and along said Southerly right of way and along a curve to the left having a radius of 680.00 feet, a central angle of 10 degrees 31'56", and arc distance of 125.00 feet to a point of tangent;
thence along said Southerly right of way and along said tangent, 123.72 feet; thence on an angle to the right of 94 degrees 44'50", 221.22 feet to the POINT OF BEGINNING.

TOGETHER WITH all right, title and interest of the owner of said property in, to or under that certain Reciprocal Easement Agreement among Tamarac Square #1, Annuity Board of the Southern Baptist Convention and Tamarac Square #2, dated May 23, 1974 and recorded on September 11, 1974 in Book 943 at Page 167 of the real property records of the City and County of Denver, Colorado.

TOGETHER WITH all right, title and interest of the owner in, to or under that certain reciprocal easement agreement between Annuity Board of the Southern Baptist Convention and Crow Tamarac Square Associates dated June 7, 1978 and recorded July 17, 1978 in Book 1706 at Page 91
TOGETHER WITH all right, title and interest of the owner of said property in, to or under that certain Construction Easement from Crow Tamarac Square Associates to Crow-Watson #1, dated September 2, 1978 and recorded September 29, 1978 in Book 1759 at Page 260.

                                                                        WOODLAND

All that certain land, together with all improvements thereon, consisting of thirteen (13) parcels located in the City of Charlotte, Mecklenburg County, North Carolina, and more particularly described as follows:

WOODLAND II PARCEL:

BEGINNING at a point located at the intersection of the southerly margin of the 60-foot wide right of way of Starita Road, (if extended) and the easterly margin of Woodpark Boulevard (if extended), (the intersection of the margin of such street rights of way being formed by the arc of a circular curve having a 30 foot radius), and running thence from said Beginning Point with the aforesaid southerly margin of the right of way of Starita Road in three calls as follows: (1) S 83-49-46 E 168.26 feet to a new iron pin; thence (2) with the arc of a circular curve to the right having a radius of 286.57 feet, and arc distance of 87.31 feet to a new iron pin; thence (3) S 66-22-26 E 64.14 feet to a point; thence a new line S 24-09-43 W 437.81 feet to a point; thence another new line N 65-50-17 W 310.0 feet to a point in the easterly margin of Woodpark Boulevard; thence with said margin of Woodpark Boulevard N 24-09-43 E 371.24 feet to the point or place of BEGINNING; containing 2.956 acres, or 128,747.38 square feet, according to a survey by R.B. Pharr & Associates, RS, dated May 26, 1981, last revised November 6, 1985.


WOODLAND III PARCEL:

BEGINNING at a point in the westerly margin of the 60 feet wide right of way of Woodpark Boulevard said Beginning Point being located S. 24-09-43 W. 630.43 feet along said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry), and running thence from said Beginning Point along said margin of Woodpark Boulevard S. 24-09-43 W. 627.33 feet to a point; thence a new line N. 65-50-17 W. 352.04 feet to a point in the line of the





Page 1 of 16 Pages.

property of the City of Charlotte (now or formerly) as described in a deed recorded in Book 2689 at page 460 in the Mecklenburg Registry; thence with a line of said property N. 24-09-43 E. 625.23 feet to a point, being a corner of the property described in an agreement of option recorded in Book 4340 at page 519 in the Mecklenburg Registry; thence with the southerly line of said property S. 66-10-13 E. 352.05 feet to the point or place of Beginning; containing 220,485.17 square feet, or 5.062 acres, all as shown on that survey of Woodland #3, a Portion of Woodland Business Park, dated October 6, 1980, last revised November 6, 1985, by R.B. Pharr & Associates, to which survey reference is hereby made.


WOODLAND IV PARCEL:

BEGINNING at a new iron pin located in the northerly margin of the 60 foot wide right of way of Starita Road, said iron pin being located 465.11 feet along said margin of Starita Road from its intersection with the western margin of the 50 foot wide right of way of Hartley Street, and running thence from said Beginning Point with the aforesaid northerly margin of Starita Road the following courses and distances: (1) N. 66-22-26 W. 307.66 feet to a new iron pin; thence (2) with the arc of a circular curve to the left having a radius of
346.57 feet, an arc distance of 103.89 feet to a new iron pin; thence a new line N. 23-37-34 E. 384.39 feet to a new iron pin; thence another new line S. 66-22-26 E. 410.00 feet to a new iron pin; thence another new line S. 23-37-34
W. 368.94 feet to the point or place of BEGINNING; containing 3.485 acres, or 151,786.99 square feet, according to a survey by R.B. Pharr & Associates, RS, dated May 20, 1981, File No. V-213, as last revised November 6, 1985.

This conveyance is made subject to an easement for a joint non-exclusive and common drive, for the purposes of access, ingress, egress and regress, over and across that certain strip of land fifteen (15) feet in width, the southeasterly boundary of which is the southeasterly boundary of the property hereinabove described and conveyed ("Woodland IV,") said 15 foot strip extending across Woodland IV from Starita Road N. 23-37-34 E. approximately 368.94 feet tot he northeasterly line of Woodland IV, for the use and benefit of the owners





Page 2 of 16 Pages.

and occupants of both Woodland IV and the property adjoining such easement on its southeasterly side, described hereinbelow as Woodland VII, their heirs, successors and assigns, and others entitled to the use thereof (such easement being hereinafter referred to as the "Easement").

There is included in this conveyance an easement for a joint non-exclusive and common drive for the purpose of access, ingress, egress and regress over and across a portion of Woodland VII, being that certain strip of land fifteen (15) feet in width, the northwesterly boundary of which is the southeasterly boundary of Woodland IV, said 15 foot wide strip being contiguous with, to the southeast of and parallel to the Easement described hereinabove, and extending across Woodland VII from Starita Road N. 23-37-34 E. approximately 368.94 feet to the northeasterly line of Woodland VII, for the use and benefit of the owners and occupants of both Woodland IV and Woodland VII, their heirs, successors and assigns, and others entitled to the use thereof.


WOODLAND V PARCEL:

BEGINNING at a point in the easterly margin of the 60 foot wide right of way of Woodpark Boulevard said Beginning Point being located S. 24-09-43 W. 371.24 feet along said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry), and running thence from said Beginning Point S. 65-50-17 E. 310.00 feet to a point, thence S. 24-09-43 W. 390.00 feet to a point; thence N. 65-50-17 W. 310.00 feet to a point in the aforesaid easterly margin of Woodpark Boulevard; thence with the easterly margin of Woodpark Boulevard, N. 24-09-43 E. 390.00 feet to the point or place of Beginning; containing 2.775 acres, or 120,900.00 square feet, according to survey No. XX-381 by R.B. Pharr & Associates, dated October 10, 1981, last revised November 6, 1985.

TOGETHER WITH AND SUBJECT TO a non-exclusive perpetual 15-foot wide sanitary sewer easement running along the southerly boundary of the real property hereinabove described, as shown on the aforesaid survey by R.B. Pharr & Associates, P.A.





Page 3 of 16 Pages.

WOODLAND VI PARCEL:

BEGINNING at a point in the easterly margin of the 60 foot wide right of way of Woodpark Boulevard said Beginning Point being located S. 24-09-43 W. 761.24 feet along said margin of Woodpark Boulevard from the point of its intersection if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry), and running thence from said Beginning Point
S. 65-50-17 E. 310.00 feet to a point; thence S. 24-09-43 W. 632.00 feet to a point; thence N. 65-50-17 W. 310.00 feet to a point in the aforesaid easterly margin of Woodpark Boulevard; thence with the easterly margin of Woodpark Boulevard N. 24-09-43 E. 632.00 feet to the point or place of Beginning; containing 4.498 acres or 195,920.00 square feet, according to survey No. XX-382 by R.B. Pharr & Associates, dated October 22, 1981, last revised November 6, 1985.


WOODLAND VII PARCEL:

BEGINNING at a point located in the northerly margin of the 60 foot wide right of way of Starita Road, said point being located 55.11 feet along said margin of Starita Road from its intersection with the western margin of the 60 foot wide right of way of Hartley Street, and running thence from said Beginning Point with the aforesaid northerly margin of Starita Road N. 66-22-26 W. 410.00 feet to a point; thence N. 23-37-34 E. 368.94 feet to a point; thence S. 66-22-26 E. 153.73 feet to a point; thence N. 23-39-00 E 66.78 feet to a point; thence S. 66-09-30 E. 261.34 feet to a point located in the westerly margin of the 50 foot wide right of way of Hartley Street; thence with said right of way of Hartley Street in two calls as follow: (1) S. 04-47-33 W.
44.43 feet to a point; thence (2) in a southwesterly direction with the arc of a circular curve to the right having a radius of 666.34 feet, an arc distance of 24.94 feet to a point; thence N. 66-22-26 W. 27.04 feet to a point; thence
S. 23-37-34 W. 368.94 feet to the point or place of Beginning; containing 3.837 acres or 169,324.08 square feet, as shown on survey of R.B. Pharr & Associates dated February 17, 1982 (File No. XX-394) as last revised November 6, 1985.





Page 4 of 16 Pages.

This conveyance is made subject to an easement for a joint non-exclusive and common drive, for the purposes of access, ingress, egress and regress, over and across that certain strip of land fifteen (15) feet in width, the northwesterly boundary of which is the northwesterly boundary of the property hereinabove described and conveyed ("Woodland VII,") said 15 foot strip extending across Woodland VII from Starita Road N. 23-37-34 E. approximately 368.94 feet to the northeasterly line of Woodland VII for the use and benefit of the owners and occupants of both Woodland VII and the property adjoining such easement on its northwesterly side, (described hereinabove as Woodland IV) their heirs, Successors and assigns and others entitled to the use thereof (such easement being hereinafter referred to as the "Easement").

There is included in this conveyance an easement for a joint non-exclusive and common drive for the purposes of access, ingress, egress and regress over and across a portion of Woodland IV, being that certain strip of land fifteen (15) feet in width, the southeasterly boundary of which is the northwesterly boundary of Woodland VII, said 15 foot wide strip being contiguous with, to the northwest of and parallel to the Easement described hereinabove, and extending across Woodland IV from Starita Road N. 23-37-34 E. approximately 368.94 feet to the northeasterly line of Woodland IV for the use and benefit of the owners and occupants of both Woodland VII and Woodland IV their heirs, successors and assigns, and others entitled to the use thereof.


WOODLAND VIII PARCEL:

BEGINNING at a point in the westerly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being located the following three courses and distances along said margin of Woodpark Boulevard from the point at its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry): (1) S. 24-09-43 W. 1257.76 feet to a point; thence (2) with the aforesaid westerly margin of the 60 foot wide right of way of Woodpark Boulevard as shown on a map recorded in Map Book 19 at page 641 in the Mecklenburg Registry S. 24-09-43 W. 422.50 feet to a point; thence (3) continuing with said margin of Woodpark Boulevard as shown on said map, in a southerly direction with the arc of a circular curve to the left having a radius of 155 feet, an arc distance of 141.21 feet to the point or place of Beginning; and running thence form said Beginning Point with the aforesaid margin of Woodpark Boulevard as shown on the map recorded in Map Book 19 at page 641 in the Mecklenburg Registry,





Page 5 of 16 Pages.

in two courses as follows: (1) in a southeasterly direction with the arc of a circular curve to the left having a radius of 155 feet, an arc distance of
102.25 feet to a point; thence (2) S. 65-50-17 E. 213.86 feet to a point in the center of the Southern Railway service track; thence with the center line of said track in a southerly direction with the arc of a circular curve to the left having a radius of 492.31 feet, an arc distance of 97.59 feet to a point; thence S. 24-09-43 W. 243.24 feet to a point; thence N. 65-50-17 W. 538 feet to a point; thence S. 24-09-43 W. 82.6 feet, crossing a 36 foot Southern Railway right of way, to a point; thence N. 39-03-46 W. 255.66 feet to a point; thence
N.  24-11-03 E. 252.44 feet to a point; thence S. 65-50-17 E. 412.15 feet to a point; thence N. 24-09-43 E. 79.53 feet to the point or place of Beginning; containing 239,766.26 square feet or 5.504 acres, all as shown on that survey of Woodland VIII by R.B. Pharr & Associates, P.A., dated July 28, 1982, last revised October 31, 1985, to which survey reference is hereby made.


WOODLAND IX PARCEL:

BEGINNING at a point in the southeasterly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being located 1,765.46 feet along said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if Extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 642, reference being also made to a map recorded in Map Book 19 at page 641 in the Mecklenburg Registry), and running thence form said beginning Point S. 53-00 E.
29.00 feet to a point; thence S. 36-01-30 E. 127.27 feet to a point; thence N. 74-37-30 E. 39.43 feet to a point; thence S. 15-22-30 E. 208.65 feet to a point; thence with the proposed northerly line of a 36 foot wide right of way to be granted to Southern Railway company in five calls as follow: (1) S. 57-06-59 W. 84.02 feet to a point; thence (2) S. 63-04-42 W. 24.90 feet to a point; thence (3) S. 68-03-00 W. 90.80 feet to a point; thence (4) in a westerly direction with the arc of a circular curve to the right having a radius of 394.56 feet, an arc distance of 246.73 feet to a point (the chord of the aforesaid curve being S. 88-44-43 W. 242.73 feet); thence (5) in a northwesterly direction with the arc of a circular curve to the right having a radius of 472.43 feet, an arc distance of 5.39 feet to a point (the chord of the aforesaid curve being N. 72-31-49 W. 5.39 feet); thence N. 15-32-19 W.
205.35 feet to a point; thence N. 19-09-57 E.





Page 6 of 16 Pages.

133.04 feet to a point located in the aforesaid margin of the right of way of Woodpark Boulevard, said point being located 2,479.26 feet along said right of way of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry); thence with said margin of the right of way of Woodpark Boulevard in an easterly and northeasterly direction with the arc of a circular curve to the left having a radius of 205.00 feet, an arc distance of 279.30 feet to the point or place of BEGINNING; containing 138,453 square feet or
3.178 acres, all as shown on a survey for Trammell Crow Company, Woodland IX by R.B. Pharr & Associates, P.A. dated December 12, 1983 (File No. W-622-1), last revised November 6, 1985.

This conveyance is made subject to an easement for a joint non-exclusive and common drive, for the purposes of access, ingress, egress and regress, over and across that certain strip of land more particularly described as follows:

BEGINNING at a point in the southeasterly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being the Beginning Point of the property hereinabove described and conveyed, and running thence from said Beginning Point with two lines of the property hereinabove described and conveyed, as follow: (1) S. 53-00 E. 29.00 feet to a point; thence (2) S. 36-01-30 E. 127.27 feet to a point; thence S. 74-37-30 W. 17.10 feet to a point; thence N. 36-01-30 W. 121.24 feet to a point; thence N. 72-00 W. 25.17 feet to a point located in the aforesaid margin of Woodpark Boulevard; thence with the aforesaid margin of the right of way of Woodpark Boulevard in a northeasterly direction with the arc of a circular curve to the left having a radius of 205 feet, an arc distance of 23.51 feet to the point of place of Beginning; all as shown on the aforesaid survey by R.B. Pharr & Associates, dated December 12, 1983;

the northeasterly boundary of said strip of land being a northeasterly boundary of the 3.178 acre tract of land as hereinabove described and conveyed "Woodland IX,") for the use and benefit of the owners and occupants of both the Property and the property adjoining such easement on its northeasterly





Page 7 of 16 Pages.

side (described hereinbelow as Woodland XI,) their heirs, successors and assigns, and others entitled to the use thereof (such easement being hereinafter referred to as the "Easement").

There is included in this conveyance an easement for a joint non-exclusive and common drive for the purposes of access, ingress, egress and regress over and across a portion of Woodland XI, being that certain strip or parcel of land more particularly described as follows:

         BEGINNING at a point in the southeasterly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being the Beginning Point of Woodland IX as hereinabove described and conveyed, and running thence with two lines of Woodland IX, as follow: (1) S. 53-00 E. 29.00 feet to a point; thence (2) S. 36-01-30 E. 127.27 feet to a point; thence continuing with a line of Woodland IX N.  74-37-30
         E. 17.10 feet to a point; thence a new line N. 36-01-30 W. 172.62 feet to a point located in the aforesaid margin of the right of way of Woodpark Boulevard; thence with said margin of the right of way of Woodpark Boulevard in a southwesterly direction with the arc of a circular curve to the right having a radius of 205.00 feet, and arc distance of 27.09 feet to the point or place of Beginning; all as shown on the aforesaid survey by R.B. Pharr & Associates dated December 12, 1983;

the southeasterly boundary of said strip of land being a northeasterly boundary of Woodland IX, for the use and benefit of the owners and occupants of both Woodland IX and Woodland XI their heirs, successors and assigns, and others entitled to the use thereof.


WOODLAND X PARCEL:

BEGINNING at a point in the southeasterly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being located 389.99 feet along said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 20 at page 252, reference being also made to maps recorded in Map Book 19 at pages 641 and 642 in the Mecklenburg Registry), and running thence from said Beginning Point S. 65-50-17 E. 301.71 feet to a point located in the





Page 8 of 16 Pages.

northeasterly margin of the 50 foot wide right of way of Hartley Street (said point being located 592.73 feet along said right of way of Hartley Street from its intersection with the southerly margin of the 60 foot wide right of way of Starita Road); and running thence along said margin of the right of way of Hartley Street in two calls as follow: (1) S. 23-37-34 W. 462.19 feet to a point; thence (2) S. 7-48-46 W. 39.51 feet to a point; thence N. 65-50-17 W.
317.16 feet to a point located in the aforesaid southeasterly margin of the right of way of Woodpark Boulevard; thence with said margin of the right of way of Woodpark Boulevard N. 24-09-43 E. 500.03 feet to the point or place of BEGINNING; containing 152,253 square feet or 3.495 acres, all as shown on a survey for Trammell Crow Company, Woodland X, by R.B. Pharr & Associates, P.A., dated January 26, 1984, as last revised November 6, 1985 (File No. W-622-3).

TOGETHER WITH AND SUBJECT to a non-exclusive perpetual 15-foot wide sanitary sewer easement crossing the real property hereinabove described, as shown on the aforesaid survey by R.B. Pharr & Associates, P.A.


WOODLAND XI PARCEL:

         BEGINNING at a point in the southeast margin of the sixty-foot wide right-of-way of Woodpark Boulevard, said Beginning Point being located 890.07 feet measured along said margin of Woodpark Boulevard in a southwesterly direction from the point of its intersection, if extended, with the south margin of the sixty-foot wide right-of-way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 20 at Page 252 in the Mecklenburg Public Registry; reference being also made to maps recorded in Map Book 19 at Pages 641 and 642 in said Registry); and running thence from said Beginning Point S 65-50-17 E 317.16 feet to a point in the west margin of the fifty foot wide right-of-way of Hartley Street; thence with said margin of the right-of-way of Hartley Street S 07-48-46 W 605.66 feet to the southwestern terminus of said margin; thence N 82-08-53 W 24.65 feet to a point in the centerline of a proposed 36 foot wide railway right-of-way; thence with the centerline of said proposed railway right-of-way S 08-16-30 W 130.64 feet to a point, thence continuing with the centerline of said proposed railway right-of-way in a southwesterly direction with the arc of a circular curve to the right having a radius of 403.57 feet, an arc distance of 343.17 feet to a point; S 63-04-42 W
36.48 feet to a point; thence N 15-22-30 W 217.55 feet to a point; thence S 74-37-30 W 39.43 feet to a point; thence N 36-01-30 W 127.27 feet to a point; thence N 53- 00 W 29.00 feet to a point in the aforesaid southeast of the right-of-way





Page 9 of 16 Pages.

of Woodpark Boulevard; thence with said margin of the right-of-way of Woodpark Boulevard four calls and distances as follows: (1) in a northerly direction with the arc of a circular curve to the left having a radius of 205 feet, an arc distance of 86.80 feet to a point; (2) N 08-09-43 E 335 feet to a point;
(3) in a northerly direction with the arc of a circular curve to the right having a radius of 570 feet, an arc distance of 159.17 feet to a point; and (4) N 24-09-43 E 294.43 feet to the point or place of BEGINNING; containing 374,238 square feet or 8.591 acres, all as shown on survey by R.B. Pharr & Associates, P.A., dated January 25, 1984 (File No. W-622-2) as last revised November 6, 1985, to which survey reference is hereby made.

This conveyance is made subject to an easement for a joint non-exclusive and common drive, for the purposes of access, ingress, egress and regress, over and across that certain strip of land shown on the aforesaid R.B. Pharr survey and described as follows:

         BEGINNING at a point in the southeast margin of the sixty-foot wide right-of-way of Woodpark Boulevard, said Beginning Point being the southwest corner of the property hereinabove described and conveyed; and running thence with three lines of such property as follows: (1) S 53-00 E 29.00 feet to a point; (2) S 36-01-30 E 127.27 feet to a point; and (3) N 74-37-30 E 17.10 feet to a point; thence a new line N 36-01- 30 W 172.62 feet to a point located in the aforesaid margin of the right-of-way of Woodpark Boulevard; thence with said margin of said street in a southwesterly direction and with the arc of a circular curve to the right having a radius of 205.00 feet, an arc distance of
27.00 feet to the point or place of Beginning.

         There is included in this conveyance an easement (hereinafter called the Easement Tract) for a joint non-exclusive and common drive for the purposes of access, ingress, egress and regress over and across a portion of the property adjoining the above described 8.591 acre tract and adjoining the above described casement, which strip or parcel is described as follows:

         BEGINNING at a point in the southeast margin of the sixty-foot wide right-of-way of Woodpark Boulevard, said Beginning Point being the southwest corner of the hereinabove described 7.852 acre tract; and running thence from said Beginning Point with two lines of said tract, as follows: (1) S 53-00 E
29.00 feet to a point and (2) S 36-01-30 E 127.27 feet to a point; thence S 74-37-30 W 17.10 feet to a point; thence N 36-01-30 W 121.24 feet to a point; thence N 72-00 W 25.17 feet to a point located in the aforesaid margin of woodpark Boulevard; thence with said margin of said street in a northeasterly direction and with the arc of a circular curve to the left having a radius of 205 feet, an arc distance of 23.51 feet to the point or place of Beginning.





Page 10 of 16 Pages.

         The two above described easement parcels together comprise a single access easement for the common use and benefit of the owners and occupants of both the 8.591 acre parcel and the parcel described hereinabove as Woodland IX and for the use and benefit of their respective heirs, successors and assigns, and of others now or hereafter entitled to the use thereof.


WOODLAND XII PARCEL:

BEGINNING at a point on that side of the 60-foot wide right-of-way of Woodpark Boulevard which constitutes its northwesterly margin at the easternmost intersection hereinafter mentioned, which point of beginning is located south 24 degrees 09' 43" west a distance of 38.28 feet from an existing iron pin at the easternmost of the two (2) intersections of the southwesterly margin of the 60-foot wide right-of-way of Woodpark Boulevard (if extended) (which right-of-way of Woodpark Boulevard is a U-shaped road which intersects said Starita Road at two (2) separate locations); running thence from said Beginning Point with the aforesaid margin of the right-of-way of Woodpark Boulevard south 24 degrees 09' 43" west a distance of 771.29 feet to an existing iron pin; thence north 65 degrees 58' 00" west 310.74 feet to a point; thence north 65 degrees 50' 30" west a distance of 39.26 feet to a point in the center line of a 50-foot wide easement; thence north 24 degrees 09' 43" east a distance of
799.00 feet to a point located on the aforesaid southwesterly margin of the right-of-way of Starita Road; thence with said margin of the right-of-way of Starita Road south 66 degrees 22' 26" east a distance of 319.73 feet to a point which is located north 66 degrees 22' 26" west a distance of 30.28 feet from the above-mentioned existing iron pin at the above-mentioned easternmost intersection of the extended rights-of-way of Starita Road and Woodpark Boulevard; then southeasterly, southerly and southwesterly along the curvature of the intersection of the rights-of-way of Starita Road of a circular curve tot he right having a radius of 30 feet and running for an arc distance of
47.40 feet to the northwesterly margin of the 60-foot wide right-of-way of Woodpark Boulevard and the point or place of Beginning; containing 6.426 acres or 279,926 square feet, all as shown on a survey for Crow-Childress-Klein #2, Standard Mortgage Corporation of Georgia and State Farm Life Insurance Company, entitled "Woodland XII" prepared by R.B. Pharr & Associates, P.A. dated November 6, 1984, last revised November 6, 1985 (File No. W-789), to which survey reference is hereby made.

ALSO TOGETHER WITH AND SUBJECT TO a non-exclusive perpetual 15-foot wide sanitary sewer easement running along the southwesterly boundary or the real property first hereinabove described (which southwesterly boundary is also the center line of





Page 11 of 16 Pages.

said sanitary sewer easement), all as shown on the aforesaid survey by R.B. Pharr & Associates, P.A., and as shown on a plat recorded in Map Book 20 at page 252 in the Mecklenburg Registry.

TOGETHER WITH a non-exclusive perpetual easement for the use, maintenance, repair and replacement of certain storm drain limes and a catch basin on certain real property which is located southwesterly of the real property first above described, and which is shown in part on the aforesaid survey by R.B. Pharr & Associates, P.A.


WOODLAND XIII PARCEL:

BEGINNING at a point located in the westerly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being located S. 24-09-43 W. 1,257.76 feet along said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 foot wide right of way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg Registry); and running thence form said Beginning Point along said margin of the right of way of Woodpark Boulevard in two calls as follows: (1) S. 24-09-43 W. 422.50 feet to a point; thence (2) in a southeasterly direction with the arc of a circular curve to the left having a radius of 155 feet, an arc distance of 141.21 feet to a point; thence S. 24-09-43 W. 79.53 feet to a point; thence N. 65-50-17 W. 412.25 feet to a point; thence N. 24-11-03 E. 295.56 feet to a point; thence N. 24-09-43 E. 328.94 feet to a point; thence S. 65-50-17 E. 352.04 feet to the point or place of Beginning; containing 226,858 square feet of 5.208 acres, all as shown on a survey for Trammell Crow Co., Woodland XIII, by R.B. Pharr & Associates dated May 1, 1985 (File No. W-838), last revised November 6, 1985, to which survey reference is hereby made.


WOODLAND XIV PARCEL:

BEGINNING at a point located in the northwesterly margin of the 60 foot wide right of way of Woodpark Boulevard, said Beginning Point being located S. 24-09-43 W. 801.57 feet from the intersection of said northwesterly margin of the 60 foot wide right of way of Woodpark Boulevard (if extended)





Page 12 of 16 Pages.

with the southwesterly margin of the 60 foot wide right of way of Starita Road (if extended), (the aforesaid intersection being formed by the arc of a circular curve, as shown on a map recorded in Map Book 19 at page 642 in the Mecklenburg Registry); and running thence from said Beginning Point with the aforesaid northwesterly margin of the right of way of Woodpark Boulevard in three calls as follow: (1) S. 24-09-43 W. 382.37 feet to a point; thence (2) in a southwesterly direction, with the arc of a circular curve to the left having a radius of 630 feet, an arc distance of 175.93 feet to a point; thence
(3) S. 08-09-43 w. 22.98 feet to a point; thence N. 65-58-00 W. 380.77 feet to the center line of a 50 foot wide easement; thence N. 24-09-43 E. 578.26 feet to a point, being located in the center line of a 15 foot wide sanitary sewer right of way as shown on a map recorded in Map Book 20 at page 252 in the Mecklenburg Registry; thence S. 65-58-00 E. 310.74 feet to the point or place of Beginning; containing 4.692 acres or 204,375 square feet, all as shown on a survey for Trammell Crow Co. by R.B. Pharr & Associates dated May 3, 1985 (File No. W-836), last revised November 6, 1985, to which survey reference is hereby made.

This conveyance is made subject to a 15-foot wide sanitary sewer right of way extending across the northerly 7.5 feet of the aforesaid property, all as shown on the aforesaid survey by R.B. Pharr & Associates, and as shown on a plat recorded in Map Book 20 at page 252 in the Mecklenburg Registry.

Grantor, for itself, its successors and assigns, reserves from the aforesaid conveyance of the thirteen (13) parcels described above (i) an exclusive easement and right-of-way over and upon those three (3) certain parcels designated as Parcel I, Parcel II, and Parcel IV described on Rider "A" for the operation, maintenance, renewal, repair, and removal of lead railway tracks, industrial railway tracks, and other railway tracks; and (ii) a non-exclusive easement and right-of-way in common with others over and upon that certain parcel designated as Parcel III described in Rider "A" for both (a) the operation, maintenance, renewal, repair, and removal of lead railway tracks, industrial railway tracks and other railway tracks and (b) ingress, egress and regress for the purpose of installation, construction, maintenance and repair and replacement, at any time, of water, sanitary sewer drainage, electrical, telephone, natural gas and other utility and service lines, conduits, poles, apparatus and equipment and improvements necessary thereto.

The conveyance of the above-described thirteen (13) parcels is made subject to easements and restrictions of record affecting any of said parcels.





Page 13 of 16 Pages.

All those four (4) certain parcels of land, improved with railway tracks and railway bed, situated in the City of Charlotte, Mecklenburg County, North Carolina, being more particularly described as follows:

PARCEL I:

                 BEGINNING at a point in the northwesterly right of way boundary for the existing lead track of Southern Railway Company now serving Woodland Business Park, near Charlotte, North Carolina, said point being opposite a point in the center line of said existing lead track which is 2,740.6 feet southwestwardly from, as measured along said center line, the point of switch in the main track of said Southern Railway Company, as it runs between Charlotte and Statesville, North Carolina, said point of switch being opposite Milepost 0-3.3 of said main track; and running thence, from said point of beginning, North 57 degrees 06' 59" East, a distance of 90.56 feet; thence, in a northeastwardly direction along a curve to the left (radius 385.57 feet; chord North 33 degrees 37' 46" East, 345.09 feet), an arc distance of 357.79 feet; thence, North 8 degrees 16' 30" East a distance of 675.21 feet; thence South 81 degrees 43' 30" East, a distance of 36.00 feet; thence, South 8 degrees 16' 30" West, a distance of 675.21 feet; thence, in a southwestwardly direction along a curve to the right (radius 421.57 feet; chord South 26 degrees 10' 15" West, 263.64 feet), an arc distance of 268.14 feet, more or less, to a point on said northwesterly right of way boundary for said existing lead track; thence, South 63 degrees 04' 42" West along the said northwesterly right of way boundary for said existing lead track, a distance of 209.19 feet, more or less, to the point of beginning; containing 0.8168 acres, more or less, and being located substantially as shown on print of Drawing No. TD-83-0058 (the "Drawing No. TD-83-0058"), dated March 14, 1983, prepared by Southern Railway System; said Parcel I being indentified on said Drawing No. TD-83-0058 as "Tract 1", and as depicted on that certain Survey for Trammell Crow Company (the "Composite Survey"), dated May 20, 1980, last revised May 7, 1985 (File No. W-465-D).

PARCEL II:

                 BEGINNING at a point in the northwesterly right of way boundary for the existing lead track of Southern Railway Company, now serving Woodland Business Park, near Charlotte, North Carolina, said point being opposite a point in the center line of the said existing lead track which is 2,765.5 feet southwest-





Page 14 of 16 Pages.

         wardly from, as measured along said center line, the point of switch in the main track of Southern Railway Company, as it runs between Charlotte and Statesville, North Carolina, said point of switch being opposite Milepost 0-3.3 of said main track; and running thence, from said point of beginning, South 63 degrees 04' 42" West along the said northwesterly right of way boundary for the said existing lead track, a distance of 204.30 feet; thence, leaving the said railroad right of way boundary in a northwestwardly direction along a curve to the right (radius 430.56 feet; chord North 83 degrees 08' 25" West, 155.54 feet), an arc distance of 156.4 feet; thence, North 72 degrees 27' 24" West, a distance of 87.37 feet; thence, in a northwestwardly direction along a curve to the left (radius 460.34 feet; chord North 77 degrees 46' 42" West, 85.39 feet), an arc distance of 85.51 feet; thence, North 83 degrees 06' 00" West, a distance of 382.07 feet; thence, in a northwestwardly direction along a curve to the right (radius 496.34 feet; chord North 29 degrees 33' 08" West, 798.46 feet), an arc distance of 927.74 feet; thence, North 23 degrees 59' 45" East, a distance of 571.8 feet; thence, South 65 degrees 50' 17" East, a distance of 36.00 feet; thence, South 23 degrees 59' 45" West, a distance of 571.80 feet; thence, in a southeastwardly direction along a curve to the let (radius 460.34 feet; a chord South 29 degrees 33' 08" East, 740.55 feet), an arc distance of 860.45 feet; thence, South 83 degrees 06' 00" East, a distance of 379.92 feet; thence, in a northwestwardly direction along a curve to the right (radius 445.89 feet; chord North 31 degrees 54' 12" West, 293.51 feet), an arc distance of 299.09 feet; thence, in a northwardly direction along a curve to the right (radius 510.31 feet, chord North 3 degrees 34; 46" West, 176.21 feet), and arc distance of 177.10 feet, more or less, to the southerly right of way boundary or Woodpark Boulevard; thence, South 65 degrees 50' 17" East along the said southerly right of way boundary of Woodpark Boulevard, a distance of 37.96 feet; thence, in a southwardly direction along a curve to the left (radius 474.31 feet; chord South 04 degrees 16' 20" East, 152.33 feet), an arc distance of
         152.99 feet; thence, in a southeastwardly direction along a curve to the left (radius 409.89 feet; chord South 33 degrees 46' 33" East,
         293.11 feet), an arc distance of 299.74 feet; thence, continuing in a southeastwardly direction along a curve to the left (radius 472.43 feet; chord South 65 degrees 35' 06" East, 144.33 feet), an arc distance of 144.9 feet; thence, in a northeastwardly direction along a curve to the left (radius 394.56 feet, chord North 88 degrees 44' 43" East, 242.73 feet), an arc distance of 246.73 feet; thence, North 68 degrees 03' 00" East, a distance of 90.80 feet, more or less, to the point of beginning; containing 2.2671 acres, more or





Page 15 of 16 Pages.

         less, and being located substantially as shown on Drawing No. TD-83-0058 as "Tract 2", and as depicted on the Composite Survey.

PARCEL III:

                 BEGINNING at the point of intersection of the center line of a recently constructed lead track serving Woodland Business Park with the northerly right of way boundary of Woodpark Boulevard; and running thence, North 65 degrees 50' 17" West along the said northerly right of way boundary of Woodpark Boulevard, a distance of 23,26 feet; thence, North 24 degrees 09' 43" East, a distance of 1,423.27 feet; thence, South 65 degrees 50' 17" East, a distance of 8 feet; thence, South 65 degrees 09' 43" East, a distance of 473.81 feet, more or less, to the southerly right of way boundary of Starita Road; thence, South 66 degrees 22' 26" East along the said southerly right of way boundary of Starita Road, a distance of 50 feet; thence, South 24 degrees 09' 43" West, a distance of 1,861.55 feet, more or less, to the said northerly right of way boundary of Woodpark Boulevard; thence, North 65 degrees 50' 17" West, along the said northerly right of way line of Woodpark Boulevard, a distance of 34.74 feet, more or less, to the point of beginning; containing 2.3976 acres, more or less, and being located substantially as shown on Drawing No. TD-83-0058 as "Tract 3", and as depicted on the Composite Survey.

PARCEL IV:

                 That certain tract or parcel of land 36 feet in width extending form the northerly terminus of Parcel I hereinabove described in a westerly direction along the easterly line of the Woodland XI Parcel, as hereinabove described, to the northerly line of the Woodland XI Parcel.





Page 16 of 16 Pages.

                                                                 PLAZA SOUTHWEST

TRACT I:

Description of a 3.785 acres (164,875 square foot) tract of land situated in the John H. Walton Survey, Abstract No. 852, Harris County, Texas which is part of and out of Block 2 of the Sharpstown Business Park as recorded in Volume 162, Page 82, of the Harris County Map Records and being more particularly described by metes and bounds as follows (with bearings being referenced to the map or plat of said Sharpstown Business Park):

BEGINNING at an "X" cut in concrete at the Southeast corner of the aforementioned Block 2 and the Southwest corner of Block 3 of said Sharpstown Business Park, said point being on the Northerly right-of-way line of Harwin Drive (variable width);

THENCE, S 89 degrees 35' 54" W, along the Northerly right-of-way of said Harwin Drive a distance of 224.79 feet to a 1/2-inch iron rod found for point of curvature of a curve to the right;

THENCE, NORTHWESTERLY, along the arc of said curve to the right having a radius of 30.00 feet, a central angle of 90 degrees 24' 06", a chord bearing of N 45 degrees 12' 03" W, for 42.57 feet and an arc distance of 47.33 feet to a 5/8-inch iron rod found for tangency, said corner being on the Easterly right-of-way line of Bonhomme Road (60-foot right-of-way) and the West line of said Block 2;

THENCE, NORTH, along said lines, a distance of 580.63 feet to an "X" set in concrete at the beginning of a 60 foot radius cul-de-sac;

THENCE, NORTHEASTERLY, along said cul-de-sac and curve to the left having a radius of 60.00 feet, a central angle of 48 degrees 52' 30", a chord bearing of N 35 degrees 33' 45" E, for 49.64 feet, and an arc distance of 51.18 feet to a 5/8-inch iron rod set for corner, said corner being the most Northerly Northeast corner of the herein described tract;

THENCE, EAST, along the north line of the herein described tract, a distance of
226.13 feet to a fence post found for the Northeast corner which is located in the Easterly line of said Block 3 and the Westerly line of said Block 2;

THENCE, SOUTH, along said lines and the Easterly line of the herein described tract a distance of 649.44 feet to the POINT OF BEGINNING and containing 3.785 acres of land.

                                                                 PLAZA SOUTHWEST

Exhibit "D", Con't.

Page Two

TRACT II:

Description of a 2.993 acre (130,393 square foot) tract of land situated in the John H. Walton Survey, Abstract 852, Harris County, Texas which is part of and out of Block 4 of the Sharpstown Business Park as recorded in Volume 162, Page 82, of the Harris County Map Records and being more particularly described by metes and bounds as follows (with bearings being referenced to the map or plat of said Sharpstown Business Park):

BEGINNING at a 5/8-inch iron rod set for the Northeast corner of the aforementioned Block 4 and the Northwest corner of Block 5 of said Sharpstown Business Park, said point being on the Southerly line of a Houston Lighting & Power Company Fee Strip as recorded in Volume 1216, Page 67 of the Harris County Deed Records;

THENCE, SOUTH, along the Easterly line of said Block 4 and the herein described tract and the Westerly line of Block 5, a distance of 530.00 feet to a 5/8-inch iron rod set for the Southeasterly corner of the herein described tract;

THENCE, WEST, a distance of 255.00 feet to a 5/8-inch iron rod set for the Southwesterly corner of the herein described tract, said point being in the Easterly right-of-way line of Bintliff Drive (60-foot right-of-way);

THENCE, NORTH, along the Easterly line of said Bintliff Drive, a distance of
394.46 feet to a 5/8-inch iron rod found for corner at the beginning of a 60-foot radius cul-de-sac;

THENCE, NORTHWESTERLY, along said cul-de-sac and curve to the left having a radius of 60.00 feet, a central angle of 154 degrees 40' 21", a chord bearing of N 17 degrees 20' 41" W, for 117.08 feet and an arc distance of 161.99 feet to a 1/2 inch iron rod found for the Northwest corner of aforementioned Block 4 and of the herein described tract which is located on the Southerly line of the aforementioned Houston Lighting & Power Company Fee Strip;

THENCE, N 85 degrees 18' 39" E, along the Southerly line of said Houston Lighting & Power Company Fee Strip, a distance of 290.88 feet to the POINT OF BEGINNING and containing 2.993 acres of land.

                                                                 PLAZA SOUTHWEST

Exhibit "D", Con't.

Page Three

TRACT III:

Description of a 3.495 acres (152,234 square foot) tract of land situated in the John H. Walton Survey, Abstract 852, Harris County, Texas which is part of and out of Block 3 of Sharpstown Business Park as recorded in Volume 162, Page 82 of the Harris County Map Records and being more particularly described by metes and bounds as follows (with bearings being referenced to the map or plat of said Sharpstown Business Park):

BEGINNING at an "X" cut in concrete at the Southwest corner of the aforementioned Block 3 and the Southeast corner of Block 2 of said Sharpstown Business Park, said point being on the Northerly right-of-way line of Harwin Drive (variable width);

THENCE, NORTH, along the West line of said Block 3 and the East line of said Block 2, a distance of 649.44 feet to a fence post found for the Northwest corner of this tract;

THENCE, EAST, along the North line of the herein described tract, a distance of
235.00 feet to a 5/8-inch iron rod set for the Northeast corner which is located in the East line of said Block 3 and the West line of Bintliff Drive (60-foot right-of-way);

THENCE, SOUTH, along the East line of said Block 3 and the herein described tract and the West right-of-way line of said Bintliff Drive, a distance of
618.00 feet to a 1/2-inch iron rod found for the point of curvature of a curve to the right;

THENCE, SOUTHWESTERLY, continuing along said line and the arc of a curve to the right having a radius of 30.00 feet, a central angle of 89 degrees 35' 54", a chord bearing of S 44 degrees 47' 57" W, for 42.28 feet and an arc distance of
46.91 feet to a 5/8-inch iron rod set for corner, said corner being in the Northerly right-of-way line of aforementioned Harwin Drive and the South line of said Block 3;

THENCE, S 89 degrees 35' 54" W, along said South line of Block 3 and the Northerly line of said Harwin Drive, a distance of 205.22 feet to the POINT OF BEGINNING and containing 3.495 acres of land.

                                                                   COMMERCE PARK

BEING 5.5243 acres (240,639 square feet) of land situated in the C. Richey Survey, Abstract 1021 and the Wm. Hobby Survey, Abstract 1599, Harris County, Texas being out of and a part of Restricted Reserve B "Commerce Park North Business Center", a recorded subdivision as filed for record in Volume 310, Page 100 of the Map Records of Harris County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8" iron rod located at the southwest corner of Restricted Reserve B, "Commerce Park North Business Center" and being the southwest corner of the herein described tract of land. Said point also being located on the north line of a Sate of Texas 60 foot wide tract of land as filed for record in Volume 3594, Page 665 of the Deed Records of Harris County, Texas;

THENCE N 07 degrees 56' 42" W, along the west line of Restricted Reserve B, "Commerce Park North Business Center" a distance of 330.00 feet to a set 5/8" iron rod and the northwest corner of the herein described tract of land;

THENCE N 82 degrees 03' 18" E, leaving said west line of Restricted Reserve B "Commerce Park North Business Center", a distance of 708.27 feet to a set 5/8" iron rod, the northeast corner of the herein described tract of land, a point on the east line of said Restricted Reserve B and a point on the west line of Blue Ash Drive (60' right-of-way) as recorded by the plat of Commerce Park North Business Center;

THENCE S 27 degrees 05' 37" W, along the east line of said Restricted Reserve B and the west line of Blue Ash Drive, a distance of 19.14 feet to a found 5/8" iron rod and the point of curvature of a curve to the left;

THENCE continuing along the east line of said Restricted Reserve B and the west line of Blue Ash Drive in a southerly direction along said curve to the left having a radius of 330.00 feet, subtending a central angle of 26 degrees 30' 00" and having an arc length of 152.63 feet to a found 5/8" iron rod and the point of tangency of said curve;

THENCE S 00 degrees 35' 37" W, continuing along the east line of said Restricted Reserve B and the west line of Blue Ash Drive, a distance of 190.53 feet to a set 5/8" iron rod and the point of curvature of a curve to the right;

THENCE continuing along the east line of said Restricted Reserve B and the west line of Blue Ash Drive in a southerly direction along said curve to the right having a radius of 270.00 feet, subtending a central angle of 02 degrees 25' 54" and having an arc length of 11.46 feet to a found 5/8" iron rod and the point of tangency of said curve;

THENCE S 03 degrees 01' 31" W, continuing along the east line of said Restricted Reserve B and the west line of Blue Ash Drive, a distance of 50.05 feet to a found 5/8" iron rod and the point of curvature of a curve to the left;

                                                                   COMMERCE PARK

Page Two

THENCE continuing along the east line of said Restricted Reserve B and the west line of Blue Ash Drive in a southerly direction along said curve to the left having a radius of 330.00 feet, subtending a central angle of 02 degrees 25' 38" and having an arc length of 13.98 feet to a found 5/8" iron rod, the southeast corner of the herein described tract of land, and a point on the north line of a State of Texas 60 foot wide fee strip as filed for record in Volume 3494, Page 609 of the Deed Records of Harris County, Texas;

THENCE N 89 degrees 31' 00" W, along the south line of Restricted Reserve B and the north line of said State of Texas 60' wide fee strip, passing the northeast corner of the previously mentioned State of Texas 60 foot wide tract of land, a distance of 605.55 feet to the POINT OF BEGINNING and containing
5.5243 acres (240,639 square feet) of land, more or less.

                                                                     SOUTHLAND 1

A tract of land containing 14.050 acres, more or less, out of Lots 2 and 3 of the McIver Subdivision in the James Hamilton Survey, Abstract 883, and the B.H. Freeling Survey, Abstract 270, in Harris County, Texas, according to the plat thereof recorded in Volume 8, Page 48 of the Map Records of Harris County,
Texas:

BEGINNING at a point on the Southeast right-of-way line of Holmes Road, 100 feet wide, and in the East line of Lot 3 of said McIver Subdivision;

THENCE South 2 degrees 49' 32" East, with the East line of said Lot 3, a distance of 1742.13 feet to a point for the Southeast corner of Lot 3:

THENCE South 87 degrees 10' 43" West, with the South line of said Lot 3 and the South line of Lot 2, a distance of 363.53 feet to a point for corner;

THENCE North 2 degrees 49' 33" West, a distance of 1624.89 feet to a point for corner on the Southeast right-of-way line of said Holmes Road;

THENCE North 69 degrees 18' 14" East, with the Southeast right-of-way line of Holmes Road, a distance of 381.96 feet to the PLACE OF BEGINNING and containing
14.050 acres of land.

                                                                     SOUTHLAND 2

All that certain 6.723 acres of land out of Lot 2, McIver Subdivision according to plat thereof filed in Volume 8, Page 48 of the Map Records of Harris County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/4 inch iron rod marking the Northeast corner of that certain
27.121 acres of land described in a deed dated April 11, 1974, from South Industrial Properties, Ltd. to Crow & Associates, Inc., filed in the Official Public Records of Real Property of Harris County, Texas, under Harris County Clerk's File No. E130311, Film Code No. 102-06-1924; THENCE S 69 degrees 18' 14" W, 381.96 feet along the South right-of-way line of Holmes Road (100 feet wide) to a 5/8 inch iron rod, the POINT OF BEGINNING of the herein described tract;

THENCE S 02 degrees 49' 33" E, 864.12 feet along the West line of that certain
14.050 acres out of said 27.121 acres described in a deed dated October 13, 1975, from Crow-Shutt-Simmons No. 8 to Crow-Clay-Houston One, filed in the Official Public Records of Real Property of Harris County, Texas, under Harris County Clerk's File No. E571475, Film Code No. 129-01-2374, to a 1/2 inch iron rod for corner;

THENCE S 87 degrees 10' 27" W, 363.54 feet to a 1/2 inch iron rod for corner;

THENCE N 02 degrees 49' 33" W, 746.91 feet along the West line of said Lot 2 to a 3/4 inch square iron rod for corner;

THENCE N 69 degrees 18' 14" E, 381.97 feet along said South right-of-way line of Holmes Road to the POINT OF BEGINNING and containing 6.723 acres of land, more or less.

                                                                       WESTCHASE

All that certain 4.202 acres of land out of Block 3, of Unrestricted Reserve "C", of Westchase Subdivision, Section 12, according to the plat thereof filed at Volume 265, Page 74, Harris County Map Records and being more particularly described by metes and bounds as follows:

COMMENCING at the northeast corner of that certain called "Parcel A" described in a deed dated 12/10/1979 from Westchase Two to Crow & Associates, Inc., filed in the Official Public Records of Real Property of Harris County, Texas, at Clerk's File No. G357121, Film Code No. 146-87-1190; Thence S 02 degrees 44' 51" E - 314.50' to a 5/8" iron rod marking the POINT OF BEGINNING of the herein described parcel;

THENCE S 02 degrees 44' 51" E - 406.82', along the west right-of-way line of Rogerdale Road (60' wide), to a 5.8" iron rod for corner;

THENCE S 87 degrees 15' 09" W - 431.88', along the south line of that certain called "Parcel B" described in a deed dated 12/10/1979 from Westchase Two to Crow & Associates, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk's File No. G357121, Film Code No. 146-87-1190, to a 5/8" iron rod for angle point;

THENCE N 79 degrees 21' 27" W - 18.62' to a 5/8" iron rod for corner;

THENCE N 02 degrees 44' 51" W - 402.51', along the west line of said "Parcel A and B", to a 5/8" iron rod for corner;

THENCE N 87 degrees 15' 09" E - 449.98' to the POINT OF BEGINNING and containing
4.202 acres of land, more or less.

NORTHGATE II

TRACT 1

BEING a tract of land situated in the H. HUSTEAD SURVEY, Abstract No. 587, and being part of City Block A/8088 of NORTHGATE BUSINESS PARK - PHASE II, an addition to the City of Dallas, as recorded in Volume 81114, Page 1104, of the Map Records of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at the most Northwesterly intersection of the West R.O.W. line of Markison Road and the South R.O.W. line of Brockwood Road, said point also being the beginning of a non-tangent curve to the left, having a central angle of 32 degrees 26 minutes 26 seconds, a radius of 258.00 feet, a tangent of
75.06 feet and a tangent bearing of S 18 degrees 26 minutes 28 seconds E;

THENCE, along the West R.O.W. line of Markison Road (56' R.O.W.) an arc distance of 146.08 feet to the point of tangency;

THENCE, S 50 degrees 52 minutes 54 seconds E, continuing along the West R.O.W. line of Markison Road a distance of 447.76 feet to a point for a corner;

THENCE, S 39 degrees 07 minutes 06 seconds W, a distance of 544.00 feet to a point on the East R.O.W. line of Brockwood Road;

THENCE, N 50 degrees 52 minutes 54 seconds W, along the East R.O.W. line of Brockwood Road a distance of 242.64 feet to the beginning of a curve to the right, having a central angle of 23 degrees 00 minutes 00 seconds, a radius of
202.00 feet and a tangent of 41.10 feet;

THENCE, continuing along the East R.O.W. line of Brockwood Road an arc distance of 81.09 feet to the point of tangency;

THENCE, N 27 degrees 52 minutes 54 seconds W, continuing along the East R.O.W. line of Brockwood Road, a distance of 444.45 feet to the beginning of a curve to the right, having a central angle of 87 degrees 00 minutes 00 seconds, a radius of 20.00 feet and a tangent of 18.98 feet;

THENCE, along said curve to the right, an arc distance of 30.37 feet to the point of tangency, said point also being on the South R.O.W. line of Brockwood Road;

THENCE, N 59 degrees 07 minutes 06 seconds E, along the South R.O.W. line of Brockwood Road, a distance of 281.15 feet to the beginning of a curve to the right, having a central angle of 18 degrees 54 minutes 34 seconds, a radius of
367.38 feet and a tangent of 61.18 feet;

THENCE, continuing along the South line of Brockwood Road, an arc distance of
121.25 feet to the POINT OF BEGINNING and CONTAINING 341,369 Square Feet or
7.8368 Acres of Land.

Page 1 of 2 Pages.

TRACT 2

BEING a tract of land situated in the H. HUSTEAD SURVEY, Abstract No. 587, and being part of City Block B/8090 of NORTHGATE BUSINESS PARK - PHASE II, an addition to the City of Dallas, as recorded in Volume 81114, Page 1104, of the Map Records of Dallas, Dallas County, Texas, and being more particularly described as follows:

COMMENCING at the most Northwesterly intersection of Markison Road (56' R.O.W.) and Brockwood Road (56' R.O.W.), said point also being the beginning of a non-tangent curve to the left, having a central angle of 18 degrees 52 minutes 41 seconds, a radius of 423.38 feet, a tangent of 70.39 feet and a tangent bearing of S 77 degrees 59 minutes 47 seconds W;

THENCE, along the North R.O.W. line of Brockwood Road, an arc distance of
139.50 feet to the point of tangency;

THENCE, S 59 degrees 07 minutes 06 seconds W, continuing along the North R.O.W. line of Brockwood Road a distance of 353.27 feet to a point on the West R.O.W. line of Brockwood Road, said point also being the POINT OF BEGINNING of the herein described tract of land;

THENCE, S 27 degrees 52 minutes 54 seconds E, along the West line of Brockwood Road a distance of 516.57 feet to the beginning of a curve to the left, having a central angle of 23 degrees 00 minutes 00 seconds, a radius of 258.00 feet and a tangent of 52.49 feet;

THENCE, along the West line of Brockwood Road an arc distance of 103.57 feet to the point of tangency;

THENCE, S 50 degrees 52 minutes 54 seconds E, continuing along the West line of Brockwood Road, a distance of 55.85 feet to a point for a corner;

THENCE, S 50 degrees 26 minutes 23 seconds W, a distance of 269.65 feet to a point on the East R.O.W. line of the Gulf Colorado and Santa Fe Railroad (125' R.O.W.), said point also being the beginning of a non-tangent curve to the right, having a central angle of 10 degrees 56 minutes 18 seconds, a radius of 3,744.80 feet, a tangent of 358.55 feet, and a tangent bearing of N 41 degrees 39 minutes 17 seconds W;

THENCE, continuing along the East R.O.W. line of the Gulf Colorado and Santa Fe Railroad an arc distance of 714.92 feet to a point for a corner;

THENCE, N 59 degrees 07 minutes 06 seconds E, a distance of 325.27 feet to the POINT OF BEGINNING and CONTAINING 201,310 Square Feet or 4.621 Acres of Land.


Page 2 of 2 Pages.

ROYAL LANE PARK

TRACT 1

BEING a tract of land situated in the City of Dallas, Dallas County, Texas, out of J.B. Shade Survey, Abstract 1390, and being part of Lot 5 in Block A/6563 of the Royal Lane Business Park Addition, an Addition to the City of Dallas, as recorded in Volume 79138, Page 313, of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a set iron rod in the westerly line of Harry Hines Boulevard (164 feet wide), said point being a distance of 914.8 feet from its intersection with the northwesterly cut-off line between the westerly line of Harry Hines Boulevard and Royal Lane (100 feet wide);

THENCE North 88 degrees 37 minutes 18 seconds West, along the North line of Lot 2, Block E/6563 a distance of 218.16 feet to a set iron rod for corner;

THENCE South 14 degrees 59 minutes 33 seconds East, along the West line of said Lot 2, Block E/6563 a distance of 492.20 feet to a set "X" in concrete for corner;

THENCE North 87 degrees 33 minutes 31 seconds West, a distance of 337.04 feet to a set "X" in concrete for corner;

THENCE South 02 degrees 26 minutes 29 seconds West, a distance of 3.0 feet to a set "X" in concrete for corner;

THENCE North 87 degrees 33 minutes 31 seconds West, a distance of 282.0 feet to a found iron rod for corner in the East line of Lot 4, Block A/6563;

THENCE North 02 degrees 26 minutes 29 seconds East, a distance of 347.74 feet along said East line to a found iron rod for corner;

THENCE North 31 degrees 06 minutes 16 seconds East, a distance of 24.86 feet to a found iron rod for corner;

THENCE North 01 degrees 12 minutes 47 seconds West, a distance of 80.00 feet to a found "X" for corner;

THENCE North 07 degrees 22 minutes 47 seconds West, a distance of 49.02 feet to a found P.K. nail for corner;

THENCE North 89 degrees 18 minutes 23 seconds East, along the South line of Block 6566, a distance of 674.27 feet to a found iron rod for corner in the westerly line of Harry Hines Boulevard;

THENCE South 14 degrees 47 minutes 48 seconds East, a distance of 60.65 feet to the POINT OF BEGINNING AND CONTAINING 285,337 square feet or 6.5504 acres of land.


TRACT 2

BEING a tract of land situated in the City of Dallas, Dallas County, Texas, out of J.B. Shade Survey, Abstract 1390, and being part of Lot 5 in Block A/6563 of

PARK

the Royal Lane Business Park, an Addition to the City of Dallas as recorded in Volume 79138, Page 313, of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

COMMENCING at a point for a corner in the westerly line of Harry Hines Boulevard (164 feet wide), said point being a distance of 914.8 feet from its intersection with the northwesterly cut-off line between the westerly line of Harry Hines Boulevard and Royal Lane (100 feet wide);

THENCE North 88 degrees 37 minutes 18 seconds West, along the North line of Lot 2, Block E/6563 a distance of 218.16 feet to a found iron rod for a corner;

THENCE South 14 degrees 59 minutes 33 seconds East, along the West line of said Lot 2, Block E/6563 a distance of 492.20 feet to a set "X" for the POINT OF BEGINNING;

THENCE South 14 degrees 59 minutes 33 seconds East, continuing along said West line, a distance of 365.19 feet to a set iron rod for a corner;

THENCE North 89 degrees 13 minutes 21 seconds West, a distance of 22.83 feet to a set iron rod for a corner;

THENCE South 1 degree 22 minutes 19 seconds West, a distance of 193.86 feet to a set iron rod for a corner on the North line of Royal Lane;

THENCE Westerly, with the North line of Royal Lane, along a curve to the left, said curve having a radius of 1530.71 feet, a central angle of 7 degrees 51 minutes 30 seconds, a chord bearing of North 85 degrees 13 minutes 24 seconds West and an arc length of 209.94 feet to a set iron rod for the end of curve;

THENCE North 89 degrees 09 minutes 09 seconds West, continuing along said northerly line of Royal Lane a distance of 496.22 feet to a set iron rod being the southwesterly corner of said Lot 5 in Block A/6563;

THENCE North 0 degrees 50 minutes 51 seconds East, along the common line between Block 6563 and said Lot 5 in Block A/6563 a distance of 130.10 feet to a found iron rod for an angle point;

THENCE North 2 degrees 26 minutes 29 seconds East, along the easterly line of Lot 4 in Block A/6563 of Autry Industries Addition as recorded in Volume 72226, Page 1416, of the Deed Records of Dallas County, Texas, a distance of 415.10 feet to a found iron rod for a corner;

THENCE South 87 degrees 33 minutes 31 seconds East, a distance of 282.00 feet to a set "X" for a corner;

THENCE North 02 degrees 26 minutes 29 seconds East, a distance of 3.00 feet to a set "X" for a corner;

THENCE South 87 degrees 33 minutes 31 seconds East, a distance of 337.04 feet to the POINT OF BEGINNING AND CONTAINING 369,057 square feet or 8.472 acres of land.


Page 2 of 2 Pages.

GATEWAY


BEING a tract of land situated in Dallas County, Texas in the City of Irving, out of S. A. & M. G. R. R. Survey, Abstract No. 1433, and also being part of the Las Colinas Business Park, Second Installment, an addition to the City of Irving, according to the plat recorded in Volume 81057, Page 436 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

BEGINNING at a found iron rod at the intersection of the west line of Commerce Drive (60 foot right-of-way) and the south line of Gateway Drive (70 foot right-of-way);

THENCE South 0 degrees 01 minutes 00 seconds West, along the west line of Commerce Drive, a distance of 620.00 feet to a found "x" for a corner;

THENCE South 89 degrees 59 minutes 00 seconds West, departing the west line of said Commerce Drive, a distance of 127.03 feet to a found "x" for a corner;

THENCE North 44 degrees 49 minutes 35 seconds West, a distance of 332.10 feet to a found "x" for a corner;

THENCE South 60 degrees 23 minutes 03 seconds West, a distance of 54.31 feet to a found "x" for a corner;

THENCE North 0 degrees 01 minutes 00 seconds West, a distance of 416.16 feet to a set iron rod on the south line of said Gateway Drive;

THENCE North 89 degrees 59 minutes 00 seconds East, along the south line of said Gateway Drive, a distance of 417.00 feet to the POINT OF BEGINNING AND CONTAINING 218,681 square feet or 5.020 acres of land.

BELTLINE - CENTER


BEING a tract of land situated in the S. A. & M. G. R. R. SURVEY, ABSTRACT NO. 1143, City of Irving, Dallas County, Texas, being all of LAS COLINAS BUSINESS PARK, SIXTEENTH INSTALLMENT recorded in Volume 81200, Page 1120, Dallas County, Map and Deed Records, and being more particularly described as follows:

BEGINNING at a set iron rod at the intersection of the south right-of-way line of Gateway Drive (70 feet wide) and the west right-of-way line of Campus Circle Drive (60 feet wide);

THENCE South 0 degrees 01 minute 00 seconds East, along the west line of Campus Circle Drive, a distance of 395.14 feet to a set iron rod found for the point of curvature of a circular curve to the left having a radius of 430.00 feet;

THENCE in a southerly direction, along said west line and curve, through a central angle of 1 degree 35 minutes 29 seconds and an arc length of 11.94 feet to a set iron rod for a corner;

THENCE South 67 degrees 23 minutes 18 seconds West, departing said west line, a distance of 450.04 feet to a set iron rod for corner;

THENCE North 44 degrees 49 minutes 35 seconds West, a distance of 35.00 feet to a set iron rod being on the east right-of-way line of Beltline Road (130 feet wide);

THENCE North 0 degrees 01 minute 00 seconds West, along said east line, a distance of 530.17 feet to a set iron rod for the point of curvature of a circular curve to the right having a radius of 25.00 feet;

THENCE in a northeasterly direction, through a central angle of 90 degrees 00 minutes 00 seconds and an arc distance of 39.27 feet to a set iron rod on the south line of Gateway Drive;

THENCE North 89 degrees 59 minutes 00 seconds East, along said south line, a distance of 415.00 feet to the POINT OF BEGINNING AND CONTAINING 218,866 square feet or 5.025 acres of land.

                               STATE OF MINNESOTA
                                County of Dakota
                           Office of County Recorder
                       This is to certify that the within
                       instrument was filed for record in
                      this office at Hastings, on the 24th
                            day of January A.D. 1986
                        at 12:00 o'clock A.M., and that
                         the same was duly recorded in
                             Dakota County Records.

                                 JAMES N. DOLAN
                                County Recorder
                                   By: /s/ CK
                                     Deputy





RETURN TO:
TITLE SERVICES, INC.
Park Square Court
Suite 255
400 Sibley St.
St. Paul, Minnesota 55101